UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capturing the
growth potential
of developing
economies

Special feature page 6

New World Fund® Annual report for the year ended October 31, 2016

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	6.76%	5.02%	4.29%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 1.07% for Class A shares as of the prospectus dated January 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: The Taj Mahal, India.

Special feature
6	Capturing the growth potential of developing economies

Contents
1	Letter to investors
5	The value of a long-term perspective
12	Summary investment portfolio
17	Financial statements
39	Board of directors and other officers

Fellow investors:

New World Fund’s past fiscal year was a highly volatile period for global equity markets, marked by gyrating commodity prices, hand-wringing over the timing of potential hikes to U.S. interest rates and uncertainty about China’s economic policies.

Against this backdrop, New World Fund gained 5.10% during the 12 months ended October 31, 2016, assuming reinvestment of the 30 cents per share dividend that was paid in December 2015. The fund’s result exceeded its primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which advanced 2.05%.

Compared to the benchmark, the fund’s stock selection in the consumer discretionary and information technology sectors contributed to the fund’s return. Investments in Brazil, China and India were also a positive factor. Developing-country stocks, as measured by the unmanaged MSCI Emerging Markets (EM) Index, rose 9.27% during the same period.

The fund’s primary objective is long-term appreciation. As can be seen in the table below, the fund’s results over 10 years, and its lifetime, surpass those of the MSCI ACWI and MSCI EM.

New World Fund offers a multidimensional approach to capturing the potential of

Results at a glance

For periods ended October 31, 2016, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime† (since 6/17/99)

New World Fund (Class A shares)	5.10%	3.88%	4.28%	7.41%
MSCI ACWI (All Country World Index)	2.05	8.03	3.78	3.82
MSCI EM (Emerging Markets) Index	9.27	0.55	3.49	7.08
MSCI World Index	1.18	9.03	3.89	3.72
J.P. Morgan Emerging Markets Bond Index Global	11.59	6.17	7.26	9.70

†	Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World Index and MSCI EM (Emerging Markets) Index, and is a free float-adjusted market capitalization weighted index. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World Index results reflect dividends net of withholding taxes. Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

Where the fund’s assets are invested by country of domicile

Geographical distribution of net assets on October 31, 2016

Developed-country equities	45.8%

The Americas
United States	13.5
Canada	.2

Asia
Japan	5.4
Hong Kong	3.8
South Korea	1.7
Taiwan	1.6
Australia	.8
Singapore	.1

Europe
United Kingdom	4.7
France	4.6
Switzerland	1.8
Germany	1.7
Denmark	1.5
Spain	1.3
Netherlands	.8
Italy	.7
Sweden	.6
Austria	.2
Portugal	.2
Finland	.1

Africa/Middle East
Israel	.5

Developing-country equities	39.3%

The Americas
Brazil	5.6
Mexico	1.9
Argentina	.3
Peru	.1
Republic of Colombia	.1

Asia
India	10.2
China	10.1
Philippines	2.3
Thailand	1.3
Indonesia	1.1

Europe
Russian Federation	1.1
Turkey	.8
Greece	.5
Slovenia	.1

Africa/Middle East
South Africa	3.5
Qatar	.2
United Arab Emirates	.1

Developed-country bonds	0.3%

The Americas
United States	.1

Europe
Spain	.1
United Kingdom	.1

Developing-country bonds	6.3%

The Americas
Mexico	.9
Argentina	.7
Brazil	.7
Dominican Republic	.3
Republic of Colombia	.2
Jamaica	.1
Peru	.1
Venezuela	.1

Asia
India	.4
Pakistan	.3
Indonesia	.2
Kazakhstan	.1

Europe
Russian Federation	.8
Turkey	.4
Croatia	.1
Greece	.1
Hungary	.1
Poland	.1

Africa/Middle East
South Africa	.2
Ghana	.1
Kenya	.1
Morocco	.1
Zambia	.1

Short-term securities & other assets less liabilities	8.3%

Total	100.0%

2	New World Fund

emerging markets by blending three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world that have significant business in the developing world; and government and corporate bonds of developing-country issuers. This diversified approach is designed to offer many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets.

Developed- and developing-country stocks

Investor sentiment swung sharply during the 12-month period as the market weighed the direction of global growth and commodity prices, as well as the political climate in the U.S. and Europe. Returns varied among developed- and developing-country markets, with several emerging markets bouncing back following weak returns over the past three years.

During the period from November 2015 through February 2016, doubts regarding the direction of China’s economy, and prolonged weakness in oil prices, left investors jittery about global equities. In the ensuing months, however, developing-country stocks rallied as investors took comfort in additional stimulus measures from central banks in Europe and Asia as well as signs the U.S. Federal Reserve would not raise interest rates as previously expected. Commodity prices rose and the dollar weakened against a number of currencies, also helping to fuel gains for developing-country stocks.

Brazilian stocks rallied the most among global markets, skyrocketing 70.7%* for the 12-month period. Returns were propelled by the impeachment of the country’s president and hopes that a change in government leadership can lift Latin America’s largest economy out of hardship. Since the August impeachment of Dilma Rousseff, the new administration has endeavored to curb government spending and reform the country’s pension system. The real appreciated 21.4% against the U.S. dollar over the 12-month period.

Russian equities climbed to their highest level in a year, surging 18.6%. Gains were fueled by a strong rebound in the price of Brent crude — a key country export —and rising expectations that Russia’s economy can climb out of a recession in the coming year.

In China, stocks ended with a slight 1.5% gain amid bouts of volatility. Chinese equities suffered huge losses in January as worries intensified about the health of China’s economy and a potential devaluation of the country’s currency. Investors further questioned the willingness of government leaders to reform, or shutter, debt-laden, state-owned enterprises. However, fears dissipated following steady GDP growth that was largely bolstered by government stimulus measures, including funding new infrastructure projects, easing restrictions on property purchases and tax incentives for car purchases.

Stocks in India rose 4.0%, with strong gains in the last six months on passage of key economic reforms. One was a national goods and services tax bill that is expected to make it easier to conduct business in the world’s fastest-growing economy; the other was a bankruptcy measure that should improve credit quality in the banking system and speed up the bankruptcy process. Securing parliamentary approval of these laws was seen as a political victory for Prime Minister Narendra Modi and his party.

Developing-country bonds

During the 12-month period, bonds issued in U.S. dollars and those denominated in local currencies both generated strong returns as investors searched for yield in an ultralow interest rate environment. As of October 31, 2016, the fund was invested in bonds from 23 developing countries. Bond investments helped the fund’s overall results, with Brazil and Argentina as leading contributors. The fund actively manages currency exposures arising from investments in bonds denominated in local currencies.

Inside the portfolio

Several technology companies were contributors to the portfolio. Shares of TSMC surged 41.6% following the successful launch of Apple’s new iPhone 7. The company is a major supplier of microchips for Apple, Samsung and other mobile device makers. Similarly, AAC Technologies, maker of acoustic electronic components such as speakers and microphones used in smartphones, saw its shares soar 50.7% over the period.

Leading Chinese internet companies Tencent and Alibaba were also notable contributors. Shares of both companies

*	Unless otherwise indicated, country and region returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

New World Fund	3

increased on solid financial results and expansion into new business areas. Tencent, which runs China’s top social media platform, rose 41.4%. Alibaba, China’s largest e-commerce site, gained 21.3%. South African media conglomerate Naspers, which owns a significant stake in Tencent and other internet-related firms in emerging markets, advanced 14.7%.

Another contributor was U.S.-based Domino’s Pizza, which has made a strong push into India and other emerging markets in recent years. Its shares gained 58.7% on strong, same-store sales growth. A few Brazilian companies also boosted results, including personal products maker Hypermarcas, private education company Kroton Educacional and banking giant Itaú Unibanco.

Health care companies were the largest detractors from the fund’s 12-month returns. The sector was broadly pressured by intense political criticism of escalating drug prices, as well as a number of clinical trial disappointments. That said, health care companies remain of interest to our portfolio managers, notably those businesses that stand to benefit as living standards in the developing world rise and health care becomes regarded as a necessity and not a luxury.

Novo Nordisk, the world’s largest provider of insulin products, sank 32.5%. The company lowered its profit outlook for the year due to competition in key markets. A long-term holding in the fund, it remains an attractive investment given its leadership position in the global insulin market and the rapid increase in diabetes-related illnesses around the world.

London-listed shares of Hikma Pharmaceuticals slid 35.6%. The Jordan-based manufacturer of branded and generic drugs widely prescribed in the Middle East and North Africa, warned a delay in new products would hurt profits. U.S.-based Alexion Pharmaceuticals, a biotechnology company that focuses on developing treatments for rare diseases, declined 25.9% on disappointing trial data for a muscle drug.

As of October 31, 2016, developing-country equities accounted for 39.3% of the fund’s net assets. The portion of net assets invested in developed-country equities was 45.8%. Holdings in cash and cash-like securities amounted to 8.3%. The fund’s overall holding in cash arises mainly from individual portfolio managers’ active decisions to hold cash and from their buying and selling of stocks and bonds.

Looking forward

The last few years have been volatile for emerging markets, with commodity-related economies facing acute challenges due to the slowdown in China. Countries less dependent on China have fared better. Positive structural reforms are gaining traction in countries such as India and Indonesia, and political change is fostering a sense of optimism in countries whose economies have struggled, including Brazil and Argentina.

Against this uneven backdrop, our investment focus remains centered on individual companies. With our team of investment professionals located in offices around the world, we believe that our deep, company-by-company research helps us identify those firms that should thrive over the long term.

Currently, portfolio managers are focused on opportunities within the information technology sector, ranging from internet-related businesses to electronic component manufacturers that seem well-positioned to benefit from demand for smartphones and internet services in the developing world. Another area where managers see attractive opportunities is banks domiciled in the emerging markets, notably privately-run institutions in India and Brazil. Insurance firms catering to the fast-growing Asian market, particularly China, are of interest as well.

Thank you for your continued commitment to New World Fund. We look forward to reporting to you again in six months.

Cordially,

Robert W. Lovelace

Vice Chairman and President

December 14, 2016

For current information about the fund, visit americanfunds.com.

4	New World Fund

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2016, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: MSCI. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends of $4,916 and reinvested capital gain distributions of $4,680.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2016)*

	1 year	5 years	10 years	Lifetime

Class A shares	–0.94%	2.66%	3.67%	7.05%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

New World Fund	5

Capturing the growth
potential of developing economies

For people in developing countries, a mobile phone opens up a world of possibilities. It can be used to start a bank account, purchase goods, send money to family or launch a business. The mobile phone has undoubtedly become a mechanism for social and economic transformation in emerging markets.

6	New World Fund

Rob Lovelace
Portfolio manager
Los Angeles

Winnie Kwan
Portfolio manager
Hong Kong

Technology’s impact is far-reaching in developing countries. It’s playing a prominent role in shaping consumerism, giving rise to a new wave of businesses and offering new growth opportunities for multinational companies.

New World Fund has long focused on this structural shift in emerging markets, seeking to invest in companies that stand to benefit from rising adoption of mobile phones and internet penetration rates, as well as growing incomes. Some of the fund’s larger holdings — and larger contributors to its recent 12-month return — are businesses that are thriving thanks to rapid growth in e-commerce, social media and online banking. Unlike some funds focused on emerging markets, New World Fund has wide latitude to invest in companies domiciled in both developed and developing countries, offering a range of opportunities that take advantage of rising living standards across the globe.

“We are excited about the direction of the digital economy in emerging markets and through this fund we are finding different ways of capitalizing on that growth,” says portfolio manager Rob Lovelace, one of the fund’s original investment team members and a current principal investment officer. “Our focus is on investments that stand to benefit from increases in living standards and wealth of individuals and societies, regardless of where a company’s headquarters is located or its stock is listed.”

The mobile Chinese consumer

Take China, where mobile commerce is playing a major role in the country’s shift to a services-led economy and where two of the fund’s larger holdings — internet services portal Tencent and online retailer Alibaba Group — are dominant players.

In China, mobile is synonymous with the internet, and the skyrocketing number of mobile internet users has been the key growth ingredient for Chinese internet companies. Smartphones are shaping the country’s internet economy and consumption patterns, offering huge potential for those who dominate the mobile infrastructure. One fundamental reason: the Chinese typically spend more time on fewer apps.

Pause for a moment and imagine using just a single app on your phone to pay bills, hail a cab, text your friends and order food. Possible on Facebook? Not exactly. But it is on WeChat, China’s largest social media platform owned by Tencent, whose expanding business empire encompasses video games, financial payments and e-commerce.

In certain ways, Chinese technology companies are leapfrogging their U.S. counterparts. Long known as a tech copycat, China’s internet giants are now innovating mobile applications tailored to the specific preferences of Asian consumers.

“Our research suggests that the Chinese internet companies are as innovative as the U.S. internet companies, while evolving and growing in different ways,” says portfolio manager Winnie Kwan. “The innovation they are doing is impressive. For instance, the Chinese companies are making tremendous strides in payments; so much so, that I think we are now at an interesting juncture where China could leapfrog the U.S. in mobile payment infrastructure.”

For example, WeChat Pay (owned by Tencent) and Alipay (owned by Alibaba)

New World Fund	7

are far more dynamic than U.S.-based PayPal. In fact, these services are acting as cash and credit card replacements in China. Chinese consumers can use these payment services not only to shop online but also to buy a meal at McDonald’s, pay for a cab or buy fruit from street vendors. It should be no surprise then that in 2015 the total value of mobile payments in China surpassed those in the U.S.

In China’s ongoing shift to a services-led market, the companies of its new economy are emerging from the long shadow of heavy industry and gaining massive stature in financial markets.

Tencent and Alibaba have supplanted China’s state-run companies to become the country’s most prized businesses in terms of market value, underscoring the impact mobile commerce is having in China, where retail is more commonly measured in clicks rather than foot traffic.

“E-commerce is thriving in China and has accelerated at a far quicker rate than many people anticipated,” explains Nick Grace, a portfolio manager and principal investment officer. “Unlike the U.S., Chinese internet companies have benefited from a lack of shopping malls and cinemas, especially in the small- to mid-tier cities. Retail is highly fragmented too. You won’t find the equivalent of a Macy’s or Home Depot in China.”

A multinational scope in emerging markets

It’s not just local Chinese companies. By having a broad investment lens, New World Fund is tapping into the technological growth of developing countries through investments in multinational companies. One of those is Google parent, Alphabet, which through its Android operating system, used by a majority of mobile phones worldwide, is tailoring its search engine technology to users in emerging markets.

India is a particular point of emphasis. Among other initiatives, Google is rolling out a new version of its YouTube app that can run on slower internet speeds as many Indians use lower cost smartphones.

U.S.-based Facebook, another fund holding, is now focusing on the developing world when it builds new products for its social media platform. That’s a remarkable change for a 12-year-old company originally focused on college students in the U.S. These days almost 85% of Facebook daily active users live outside North America, with much of the growth coming from the developing world.

Then there’s media conglomerate Naspers, one of the fund’s largest holdings, that owns stakes in internet companies based in emerging markets. Naspers gets 77% of its revenue from outside its home country of South Africa, some of which includes its 34% ownership in China’s Tencent and minority stakes in Russian social networking operator Mail.ru and Flipkart, a leading e-commerce site in India.

These technology investments also perfectly illustrate one key aspect of this fund’s distinctive investment philosophy: When seeking the best investments in emerging markets, where a company’s headquarters is located or its stock is listed should not be the primary focus. Though it’s now widely accepted, this fund was a trailblazer for the revenue-focused approach to investing (see New Geography sidebar).

8	New World Fund

The New Geography of Investing.® It’s in New World Fund’s DNA.

Fifty years ago, companies tended to do business solely within their own borders. Country-of-domicile was therefore appropriate shorthand for where a company did business. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Looking at where a company generates its revenue offers a much more practical and transparent yardstick. Revenue provides insight as to where a company actually has economic exposure. Looking at investment opportunities through a revenue lens is becoming more fashionable, but for New World Fund, it always has been an essential part of its distinctive approach.

Old geography: domicile (%)

New World Fund	MSCI ACWI (All Country World Index)

New geography: revenue (%)

New World Fund	MSCI ACWI (All Country World Index)

■ United States   ■ Asia-Pacific (excluding Japan)   ■ Emerging Markets
■ Developed Europe   ■ Japan   ■ Canada

As of October 31, 2016. Individual Figures are rounded to nearest percent and so may not sum to 100%.

Source: MSCI Economic Exposure analysis.

India rising

When it comes to a growing consumer class and getting more digitally connected — important pillars of growth in emerging markets — India comes instantly to mind.

India embarked on its epic journey about 25 years ago, opening its doors to globalization and world markets. Since then, the country has become one of the most important components of the global economy. India’s growth has overtaken fellow Asian giant China, with India’s economy growing 7.6% for its fiscal year that ended March 31 — its fastest pace in four years.

And India’s status as an economic powerhouse may be just getting started, especially under the leadership of reform-minded Prime Minister Narendra Modi. His government has eased foreign-direct investment restrictions in many sectors, pushed to improve the country’s infrastructure and spearheaded an overhaul of India’s tax system that should help make business easier to conduct.

A central component of India’s economic growth is brisk consumer spending, which has a promising outlook.

In the next five years, India’s middle class population is expected to quadruple from 50 million today to 200 million by 2020. What’s more, over the next decade India’s workforce is set to expand by about 150 million, making India a massive market for consumer-oriented companies.

“India looks set for a prolonged period of above-average economic growth,” says Mark Denning, one of New World Fund’s principal investment officers and a founding portfolio manager. “You don’t get those same demographics in the developed world. While some investors were disappointed with the pace of reforms

New World Fund	9

Impossible to invest in the emerging middle classes while also limiting volatility?

New World Fund’s track record suggests otherwise.

Enabling individual investors to benefit from the rise of developing-country consumers — with lower volatility and investment concentrations than are often found in the typical “emerging markets approach” — was a guiding principle when this fund was created in 1999. Over the interim, its experienced investment professionals — a team that still includes portfolio managers Rob Lovelace and Mark Denning — have navigated through a range of investment environments. Collectively, the fund’s investment team — which includes nine portfolio managers and a group of analysts — brings together multiple areas of knowledge and experience over many market cycles. This has tended to deliver consistent results over longer time periods, naturally creating a blend of approaches and styles that can help reduce the volatility of fund returns.

Return versus volatility (for the 10-year period ended 10/31/16)

Returns (Class A shares) include reinvestment of all distributions.

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility.

Source: MSCI.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Results for MSCI indexes reflect dividends net of withholding taxes.

Fund result shown is for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the result would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

when Modi assumed office in 2014, he is really hitting his stride now. He’s delivering on his agenda and reducing the amount of bureaucracy in the economy.”

Some other important forces are also at work. Consider that 64% of India’s current population of 1.3 billion was born after 1980, making them more digitally savvy than their parents’ generation. Government regulators are also backing technological innovation, particularly in the banking system. Mobile banking transactions, fueled by the proliferation of mobile phones and growing internet usage rates, are skyrocketing.

This plays into the strengths of India’s private banks, including HDFC Bank and Kotak Mahindra, two investments held by the fund for many years.

“The innovation cycle in digital banking has never been more aggressive and more important in India,” says investment analyst Brad Freer, who’s been doing research in India and covering companies there since 1996. “Modern private banks are clearly winning the battle over the state-run banks. In the past, an advantage the state-run banks had was their vast branch network. Now, the private banks can use their digital platforms to penetrate rural areas and do it in an economically viable way.”

Political considerations

After a challenging three years, emerging markets are recovering, supported by accommodative monetary policies, firming commodity prices and gains for a number of currencies against the dollar.

10	New World Fund

Nicholas Grace
Portfolio manager
London

Mark Denning
Portfolio manager
Los Angeles

Chris Thomsen
Portfolio manager
London

Commodity-producing countries, such as Brazil and Russia, have soared higher than most other markets on hopes that a recovery in prices for oil and industrial commodities will help lift both of those economies out of recession. Gains for Brazilian stocks have been further bolstered by the end of a presidential impeachment process and an anti-corruption campaign that has swept up corporate executives and politicians alike.

Political change in some countries has further fostered positive sentiment. Much like India, Indonesia has rolled out a series of encouraging business-friendly reforms and sought to cut government red tape under its new leader President Joko Widodo.

Managers have always weighed political risks when mulling investing opportunities in developing countries. Now, a number of elections in the western world might impact global trade.

When citizens of the United Kingdom voted in late June to leave the European Union, this took many by surprise and briefly sent shock waves through global markets. A protectionist-like sentiment is now seeping into European politics, with right-wing populists trying to win over voters who are upset with years of sluggish economic growth and a massive influx of immigrants.

Politicians in Germany, France and Italy face a challenging environment, and in the next year, elections scheduled in each of these countries could usurp some power from the political establishment.

“I’ve been weighing what the ramifications could be for investing in a world where political populism seems to be gaining momentum. In the coming years, we could see more protectionism and regulations in a shift toward localism,” says Nick.

“China is also expected to see change among its top government leaders that may influence the country’s economic agenda,” adds portfolio manager Chris Thomsen.

In the fall of 2017, China’s 19th National Party Congress will convene during which five of the seven members of the Politburo Standing Committee — China’s inner sanctum of power — are due to retire. What will unfold is seen as shaping the country’s economic priorities for the next five years.

So far in 2016, China’s economy has stabilized after a rocky start to the year, boosted by credit-led measures to fund infrastructure projects and incentives to support the property market. The government has also taken steps to consolidate some of its debt-laden state-owned enterprises.

“This is a very important event,” says Chris. “We expect President Xi to stimulate the economy aggressively through the November 2017 State Council election to allow him to further strengthen his political position. Rising debt considerations may start to constrain policy and growth ambitions after that, but I expect another stimulus cycle leading up to the 100-year anniversary of the Communist Party in 2021.” ■

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Summary investment portfolio October 31, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	13.64%
India	10.59
Euro zone*	10.26
China	10.09
Brazil	6.24
Japan	5.42
United Kingdom	4.76
Hong Kong	3.81
South Africa	3.71
Other countries	23.18
Short-term securities & other assets less liabilities	8.30

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia, and Spain.

Common stocks 84.49%	Shares	Value (000)
Information technology 15.48%
Tencent Holdings Ltd.	15,659,557	$415,539
Taiwan Semiconductor Manufacturing Co., Ltd.	54,028,000	322,721
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	43,540
Alibaba Group Holding Ltd. (ADR)[1]	3,269,500	332,476
Alphabet Inc., Class C1	290,283	227,739
Alphabet Inc., Class A1	123,950	100,387
Murata Manufacturing Co., Ltd.	2,281,300	319,125
Broadcom Ltd.	1,261,096	214,739
Facebook, Inc., Class A1	1,236,000	161,904
Baidu, Inc., Class A (ADR)[1]	894,060	158,123
MasterCard Inc., Class A	1,443,000	154,430
Keyence Corp.	208,300	153,062
Samsung Electronics Co., Ltd.	103,490	148,237
Visa Inc., Class A	1,535,000	126,653
Other securities		950,235
		3,828,910

Consumer discretionary 12.52%
Naspers Ltd., Class N	2,466,181	413,336
Domino’s Pizza, Inc.	1,281,000	216,796
Ctrip.com International, Ltd. (ADR)[1]	4,543,300	200,587
Ryohin Keikaku Co., Ltd.	680,500	145,613
Kroton Educacional SA, ordinary nominative	28,171,200	140,326
Other securities		1,979,918
		3,096,576

Financials 12.47%
HDFC Bank Ltd.[2]	16,754,629	372,742
HDFC Bank Ltd. (ADR)	825,000	58,394
AIA Group Ltd.	58,474,600	369,069
Kotak Mahindra Bank Ltd.	19,793,219	242,916
ICICI Bank Ltd.	49,457,822	205,165
ICICI Bank Ltd. (ADR)	4,501,800	37,320
Prudential PLC	10,499,752	171,506
UniCredit SpA	64,001,782	158,783
Capitec Bank Holdings Ltd.	2,718,978	138,129
Itaú Unibanco Holding SA, preferred nominative	10,799,396	129,918
Other securities		1,200,300
		3,084,242

12	New World Fund

	Shares	Value (000)
Consumer staples 9.06%
Pernod Ricard SA	1,503,700	$178,852
Nestlé SA	2,304,417	167,088
Hypermarcas SA, ordinary nominative	16,867,900	141,411
JBS SA, ordinary nominative	40,681,000	123,751
Other securities		1,629,038
		2,240,140

Health care 8.02%
Novo Nordisk A/S, Class B	6,802,330	243,349
China Biologic Products, Inc.[1,4]	1,927,377	227,643
Hikma Pharmaceuticals PLC	7,488,828	160,777
Novartis AG	1,909,100	135,820
Novartis AG (ADR)	300,000	21,306
Alexion Pharmaceuticals, Inc.[1]	1,139,312	148,680
Teva Pharmaceutical Industries Ltd. (ADR)	3,099,500	132,473
Other securities		912,910
		1,982,958

Materials 6.53%
ArcelorMittal[1]	35,365,930	238,295
Vale SA, Class A, preferred nominative (ADR)	13,309,500	85,713
Vale SA, Class A, preferred nominative	9,802,600	63,355
Grasim Industries Ltd.[2]	9,034,735	131,555
Other securities		1,096,184
		1,615,102

Industrials 5.45%
International Container Terminal Services, Inc.[4]	107,622,000	172,915
Airbus Group SE, non-registered shares	2,168,373	128,895
Other securities		1,047,426
		1,349,236

Energy 4.63%
Reliance Industries Ltd.	15,465,606	243,424
Other securities		901,811
		1,145,235

Utilities 2.89%
China Resources Gas Group Ltd.	52,519,800	164,896
Power Grid Corp. of India Ltd.	58,804,350	154,128
ENN Energy Holdings Ltd.	30,150,000	141,895
Other securities		253,905
		714,824

Telecommunication services 2.50%
SoftBank Group Corp.	2,440,965	153,669
MTN Group Ltd.	17,356,531	149,794
Other securities		315,480
		618,943

Real estate 0.99%
Other securities		244,453

Miscellaneous 3.95%
Other common stocks in initial period of acquisition		975,824

Total common stocks (cost: $17,297,873,000)		20,896,443

Rights & warrants 0.49%
Other 0.49%
Other securities		121,793

Total rights & warrants (cost: $137,036,000)		121,793

New World Fund	13

Convertible bonds 0.12%	Principal amount (000)	Value (000)
Financials 0.10%
Other securities		$24,061

Miscellaneous 0.02%
Other convertible bonds in initial period of acquisition		5,367

Total convertible bonds (cost: $27,308,000)		29,428

Bonds, notes & other debt instruments 6.60%
Bonds & notes of governments & government agencies outside the U.S. 5.15%
Other securities		1,274,763

Corporate bonds & notes 1.33%
Consumer discretionary 0.06%
Myriad International Holdings 6.00% 2020	$12,175	13,430
Other securities		1,354
		14,784

Other 1.27%
Other securities		313,938

Total corporate bonds & notes		328,722
U.S. Treasury bonds & notes 0.12%
U.S. Treasury 0.12%
U.S. Treasury 0.875% 2017	28,925	28,978

Total bonds, notes & other debt instruments (cost: $1,565,518,000)		1,632,463

Short-term securities 8.41%
Federal Home Loan Bank 0.30%–0.52% due 11/16/2016–4/13/2017	135,200	135,029
Gotham Funding Corp. 0.76% due 11/18/2016[3]	50,000	49,987
Mitsubishi UFJ Trust and Banking Corp. 0.67% due 11/7/2016[3]	46,800	46,796
Mizuho Bank, Ltd. 0.85%–1.20% due 11/2/2016–2/24/2017[3]	132,700	132,502
Sumitomo Mitsui Banking Corp. 0.60%–1.01% due 11/15/2016–1/24/2017[3]	169,700	169,579
U.S. Treasury Bills 0.30%–0.45% due 11/25/2016–2/23/2017	274,100	273,881
Victory Receivables Corp. 1.01%–1.02% due 12/14/2016–12/15/2016[3]	72,600	72,540
Other securities		1,199,168

Total short-term securities (cost: $2,078,969,000)		2,079,482
Total investment securities 100.11% (cost: $21,106,704,000)		24,759,609
Other assets less liabilities (0.11)%		(26,907)

Net assets 100.00%		$24,732,702

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

14	New World Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $371,698,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 10/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
British pounds	11/15/2016	Citibank	$6,648	£4,945	$ 593
British pounds	12/7/2016	JPMorgan Chase	$6,534	£5,120	262
British pounds	12/16/2016	Citibank	$16,120	£13,135	25
Colombian pesos	11/15/2016	JPMorgan Chase	$3,617	COP10,684,250	73
Colombian pesos	11/21/2016	Bank of America, N.A.	$7,461	COP21,932,300	192
Euros	11/7/2016	Barclays Bank PLC	$28,282	€25,207	603
Euros	11/22/2016	HSBC Bank	$2,938	€2,625	54
Euros	11/23/2016	Barclays Bank PLC	$46,093	€41,886	71
Euros	11/23/2016	HSBC Bank	$9,713	€8,822	19
Euros	12/7/2016	JPMorgan Chase	$3,159	€2,900	(29)
Euros	12/7/2016	Citibank	$176,946	€162,440	(1,659)
Euros	12/19/2016	HSBC Bank	$5,620	€5,075	36
Euros	12/19/2016	HSBC Bank	$3,976	€3,591	25
Euros	1/6/2017	JPMorgan Chase	$92,510	€84,568	(627)
Indian rupees	11/7/2016	JPMorgan Chase	$38,028	INR2,539,350	49
Indian rupees	11/7/2016	Citibank	$4,935	INR329,550	6
Indian rupees	11/21/2016	JPMorgan Chase	$4,811	INR321,983	6
Japanese yen	12/13/2016	UBS AG	$4,069	¥420,000	57
Japanese yen	12/16/2016	Bank of America, N.A.	$6,359	¥660,000	53
Mexican pesos	11/7/2016	Citibank	$6,666	MXN128,564	(131)
Mexican pesos	11/30/2016	Citibank	$3,517	MXN66,000	38
Mexican pesos	12/7/2016	HSBC Bank	$9,316	MXN173,700	165
South African rand	11/10/2016	Bank of America, N.A.	$9,989	ZAR137,300	(174)
South African rand	1/6/2017	Barclays Bank PLC	$10,668	ZAR148,901	(222)
South African rand	1/6/2017	Barclays Bank PLC	$10,639	ZAR148,901	(252)
South African rand	1/6/2017	Barclays Bank PLC	$11,573	ZAR163,002	(349)
Turkish lira	11/7/2016	Citibank	$1,351	TRY4,150	12
Turkish lira	11/18/2016	Bank of America, N.A.	$5,533	TRY17,150	12
Turkish lira	1/6/2017	JPMorgan Chase	$3,669	TRY11,450	23
					$(1,069)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2016, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	10/31/2016
	shares	Additions	Reductions	shares	(000)	(000)
China Biologic Products, Inc.[1]	584,238	1,643,939	300,800	1,927,377	$—	$227,643
International Container Terminal Services, Inc.	107,622,000	—	—	107,622,000	2,089	172,915
Indus Gas Ltd.[1]	10,429,272	—	—	10,429,272	—	54,253
Ophir Energy PLC[1]	23,230,703	22,592,874	—	45,823,577	—	38,841
Gulf Keystone Petroleum Ltd.[1]	39,594,850	1,402,731,529	—	1,442,326,379	—	22,244
Gulf Keystone Petroleum Ltd.[1,3]	14,287,125	—	—	14,287,125	—	220
Meyer Burger Technology AG1,5	5,800,000	—	5,800,000	—	—	—
					$2,089	$516,116

New World Fund	15

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $670,668,000, which represented 2.71% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,941,588,000, which represented 7.85% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Unaffiliated issuer at 10/31/2016.

Key to abbreviations and symbols

ADR = American Depositary Receipts

£ = British pounds

COP = Colombian pesos

EUR/€ = Euros

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

ZAR = South African rand

See Notes to Financial Statements

16	New World Fund

Financial statements

Statement of assets and liabilities at October 31, 2016
(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $20,462,973)	$24,243,493
Affiliated issuers (cost: $643,731)	516,116	$24,759,609
Cash		17,629
Cash denominated in currencies other than U.S. dollars (cost: $8,208)		8,092
Unrealized appreciation on open forward currency contracts		2,374
Receivables for:
Sales of investments	15,573
Sales of fund’s shares	70,226
Closed forward currency contracts	248
Dividends and interest	46,650
Other	1,872	134,569
		24,922,273
Liabilities:
Unrealized depreciation on open forward currency contracts		3,443
Payables for:
Purchases of investments	107,238
Repurchases of fund’s shares	33,350
Investment advisory services	11,518
Services provided by related parties	6,824
Directors’ deferred compensation	2,287
Non-U.S. taxes	24,314
Other	597	186,128
Net assets at October 31, 2016		$24,732,702

Net assets consist of:
Capital paid in on shares of capital stock		$21,335,029
Undistributed net investment income		109,686
Accumulated net realized loss		(342,358)
Net unrealized appreciation		3,630,345
Net assets at October 31, 2016		$24,732,702

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (461,992 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$11,102,858	206,861		$53.67
Class B	13,370	254		52.71
Class C	776,476	15,049		51.60
Class F-1	1,171,978	21,982		53.31
Class F-2	6,391,592	119,053		53.69
Class 529-A	709,134	13,324		53.22
Class 529-B	2,154	41		52.09
Class 529-C	147,140	2,850		51.64
Class 529-E	33,295	631		52.78
Class 529-F-1	44,043	827		53.28
Class R-1	28,825	557		51.78
Class R-2	310,468	5,995		51.79
Class R-2E	5,997	113		53.25
Class R-3	513,408	9,710		52.87
Class R-4	523,209	9,790		53.45
Class R-5E	10	—	*	53.51
Class R-5	298,211	5,530		53.92
Class R-6	2,660,534	49,425		53.83

*	Amount less than one thousand.

See Notes to Financial Statements

New World Fund	17

Statement of operations for the year ended October 31, 2016
(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $25,137; also includes $2,089 from affiliates)	$369,196
Interest (net of non-U.S. taxes of $593)	115,119	$484,315
Fees and expenses*:
Investment advisory services	126,313
Distribution services	46,247
Transfer agent services	39,384
Administrative services	7,074
Reports to shareholders	1,690
Registration statement and prospectus	1,263
Directors’ compensation	627
Auditing and legal	650
Custodian	6,289
State and local taxes	1
Other	1,034
Total fees and expenses before reimbursement	230,572
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		230,572
Net investment income		253,743

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $648; also includes $36,711 net loss from affiliates)	(194,161)
Forward currency contracts	8,318
Currency transactions	(494)	(186,337)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $22,917)	1,165,522
Forward currency contracts	(2,272)
Currency translations	(120)	1,163,130
Net realized loss and unrealized appreciation		976,793

Net increase in net assets resulting from operations		$1,230,536

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

18	New World Fund

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31
	2016	2015
Operations:
Net investment income	$253,743	$213,686
Net realized loss	(186,337)	(221,861)
Net unrealized appreciation (depreciation)	1,163,130	(2,030,480)
Net increase (decrease) in net assets resulting from operations	1,230,536	(2,038,655)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(148,052)	(203,058)
Distributions from net realized gain on investments	—	(1,079,221)
Total dividends and distributions paid to shareholders	(148,052)	(1,282,279)

Net capital share transactions	1,161,976	1,525,762

Total increase (decrease) in net assets	2,244,460	(1,795,172)

Net assets:
Beginning of year	22,488,242	24,283,414
End of year (including undistributed net investment income: $109,686 and $23,688, respectively)	$24,732,702	$22,488,242

See Notes to Financial Statements

New World Fund	19

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

20	New World Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

New World Fund	21

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2016 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$3,828,910	$—	$—	$3,828,910
Consumer discretionary	3,063,791	32,785	—	3,096,576
Financials	2,711,500	372,742	—	3,084,242
Consumer staples	2,240,140	—	—	2,240,140
Health care	1,982,958	—	—	1,982,958
Materials	1,473,726	140,712	664	1,615,102
Industrials	1,347,321	1,915	—	1,349,236
Energy	1,145,235	—	—	1,145,235
Utilities	714,824	—	—	714,824
Telecommunication services	618,943	—	—	618,943
Real estate	244,395	—	58	244,453
Miscellaneous	975,824	—	—	975,824
Rights & warrants	—	121,793	—	121,793
Convertible bonds	—	29,428	—	29,428
Bonds, notes & other debt instruments	—	1,632,463	—	1,632,463
Short-term securities	—	2,079,482	—	2,079,482
Total	$20,347,567	$4,411,320	$722	$24,759,609

22	New World Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,374	$—	$2,374
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,443)	—	(3,443)
Total	$—	$(1,069)	$—	$(1,069)

*	Securities with a value of $11,773,251,000, which represented 47.60% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower

New World Fund	23

yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2016 (dollars in thousands):

24	New World Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$2,374	Unrealized depreciation on open forward currency contracts	$3,443
Forward currency	Currency	Receivables for closed forward currency contracts	248	Payables for closed forward currency contracts	—
			$2,622		$3,443

		Net realized gain		Net unrealized depreciation
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$8,318	Net unrealized depreciation on forward currency contracts	$(2,272)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$257	$(174)	$(83)	$—	$—
Bank of New York Mellon	—	—	—	—	—
Barclays Bank PLC	675	(675)	—	—	—
Citibank	674	(674)	—	—	—
HSBC Bank	300	—	(300)	—	—
JPMorgan Chase	660	(657)	(3)	—	—
UBS AG	56	—	—	—	56
Total	$2,622	$(2,180)	$(386)	$—	$56
Liabilities:
Bank of America, N.A.	$174	$(174)	$—	$—	$—
Bank of New York Mellon	—	—	—	—	—
Barclays Bank PLC	822	(675)	—	—	147
Citibank	1,790	(674)	—	—	1,116
HSBC Bank	—	—	—	—	—
JPMorgan Chase	657	(657)	—	—	—
UBS AG	—	—	—	—	—
Total	$3,443	$(2,180)	$—	$—	$1,263

*	Non-cash collateral is shown on a settlement basis.

New World Fund	25

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2016, the fund reclassified $8,583,000 from undistributed net investment income to accumulated net realized loss and $11,110,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$221,699
Capital loss carryforward*	(325,292)
Gross unrealized appreciation on investment securities	4,889,874
Gross unrealized depreciation on investment securities	(1,364,871)
Net unrealized appreciation on investment securities	3,525,003
Cost of investment securities	21,234,606

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

26	New World Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2016				Year ended October 31, 2015
								Total
				Total				dividends and
	Ordinary		Long-term	dividends	Ordinary		Long-term	distributions
Share class	income		capital gains	paid	income		capital gains	paid
Class A	$66,241		$—	$66,241	$108,207		$581,444	$689,651
Class B	—		—	—	—		5,070	5,070
Class C	—		—	—	371		47,424	47,795
Class F-1	10,188		—	10,188	12,848		79,861	92,709
Class F-2	39,988		—	39,988	41,553		161,776	203,329
Class 529-A	3,683		—	3,683	6,136		35,390	41,526
Class 529-B	—		—	—	—		598	598
Class 529-C	—		—	—	—	*	7,959	7,959
Class 529-E	101		—	101	208		1,702	1,910
Class 529-F-1	318		—	318	482		2,180	2,662
Class R-1	—		—	—	30		1,638	1,668
Class R-2	—	*	—	—	330		16,567	16,897
Class R-2E	1		—	1	3		10	13
Class R-3	1,535		—	1,535	2,875		22,451	25,326
Class R-4	2,880		—	2,880	4,237		21,020	25,257
Class R-5E†	—	*	—	—
Class R-5	4,057		—	4,057	4,698		17,952	22,650
Class R-6	19,060		—	19,060	21,080		76,179	97,259
Total	$148,052		$—	$148,052	$203,058		$1,079,221	$1,282,279

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.485% on such assets in excess of $27 billion. For the year ended October 31, 2016, the investment advisory services fee was $126,313,000, which was equivalent to an annualized rate of 0.551% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

New World Fund	27

15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From November 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended October 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$25,679	$25,150		$1,095		Not applicable
Class B	313	88		Not applicable		Not applicable
Class C	7,854	1,837		394		Not applicable
Class F-1	3,283	1,778		660		Not applicable
Class F-2	Not applicable	5,716		2,569		Not applicable
Class 529-A	1,420	1,351		344		$564
Class 529-B	42	11		2		4
Class 529-C	1,423	301		72		119
Class 529-E	162	37		16		27
Class 529-F-1	—	82		21		34
Class R-1	283	53		14		Not applicable
Class R-2	2,249	1,206		151		Not applicable
Class R-2E	16	5		1		Not applicable
Class R-3	2,368	905		238		Not applicable
Class R-4	1,155	541		231		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	231		192		Not applicable
Class R-6	Not applicable	92		1,074		Not applicable
Total class-specific expenses	$46,247	$39,384		$7,074		$748

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

28	New World Fund

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $627,000 in the fund’s statement of operations reflects $371,000 in current fees (either paid in cash or deferred) and a net increase of $256,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of						Net (decrease)
	Sales[1]			dividends and distributions				Repurchases[1]		increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$935,112	18,561		$64,924		1,289		$(1,898,813)	(37,506)	$(898,777)	(17,656)
Class B	325	7		—		—		(42,586)	(862)	(42,261)	(855)
Class C	106,146	2,178		—		—		(220,645)	(4,540)	(114,499)	(2,362)
Class F-1	453,811	9,114		10,108		202		(928,139)	(18,572)	(464,220)	(9,256)
Class F-2	3,445,376	67,982		37,947		755		(1,400,212)	(27,628)	2,083,111	41,109
Class 529-A	67,300	1,343		3,684		73		(100,739)	(2,005)	(29,755)	(589)
Class 529-B	69	1		—		—		(5,061)	(103)	(4,992)	(102)
Class 529-C	16,308	336		—		—		(25,933)	(530)	(9,625)	(194)
Class 529-E	3,285	66		101		2		(4,927)	(98)	(1,541)	(30)
Class 529-F-1	8,709	173		317		6		(10,597)	(211)	(1,571)	(32)
Class R-1	7,325	150		—		—		(9,768)	(200)	(2,443)	(50)
Class R-2	79,421	1,628		—	[2]	—		(95,004)	(1,937)	(15,583)	(309)
Class R-2E	6,027	118		1		—	[2]	(484)	(9)	5,544	109
Class R-3	165,824	3,323		1,531		31		(142,907)	(2,858)	24,448	496
Class R-4	183,025	3,622		2,879		58		(141,455)	(2,800)	44,449	880
Class R-5E3	10	—	[2]	—		—		—	—	10	— [2]
Class R-5	116,508	2,311		4,056		81		(252,683)	(4,983)	(132,119)	(2,591)
Class R-6	917,230	18,123		19,053		378		(214,483)	(4,210)	721,800	14,291
Total net increase (decrease)	$6,511,811	129,036		$144,601		2,875		$(5,494,436)	(109,052)	$1,161,976	22,859

New World Fund	29

			Reinvestments of					Net (decrease)
	Sales[1]		dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class A	$1,129,301	20,731	$678,871	12,600		$(1,718,521)	(31,783)	$89,651	1,548
Class B	1,119	21	5,040	94		(58,347)	(1,081)	(52,188)	(966)
Class C	133,864	2,541	47,376	906		(228,426)	(4,355)	(47,186)	(908)
Class F-1	412,719	7,664	92,127	1,722		(461,083)	(8,599)	43,763	787
Class F-2	1,534,709	28,746	195,151	3,629		(831,232)	(15,510)	898,628	16,865
Class 529-A	83,596	1,546	41,507	777		(102,143)	(1,897)	22,960	426
Class 529-B	185	4	597	11		(6,277)	(118)	(5,495)	(103)
Class 529-C	19,505	369	7,954	151		(27,825)	(528)	(366)	(8)
Class 529-E	4,181	78	1,909	36		(5,460)	(101)	630	13
Class 529-F-1	8,641	159	2,663	50		(9,561)	(177)	1,743	32
Class R-1	10,119	191	1,667	32		(13,612)	(257)	(1,826)	(34)
Class R-2	85,697	1,628	16,867	322		(105,281)	(1,998)	(2,717)	(48)
Class R-2E	209	4	12	—	[2]	(46)	(1)	175	3
Class R-3	166,344	3,104	25,309	476		(151,760)	(2,841)	39,893	739
Class R-4	165,635	3,057	25,197	470		(139,012)	(2,584)	51,820	943
Class R-5	128,893	2,386	22,624	419		(82,826)	(1,522)	68,691	1,283
Class R-6	662,606	12,166	96,877	1,799		(341,897)	(6,410)	417,586	7,555
Total net increase (decrease)	$4,547,323	84,395	$1,261,748	23,494		$(4,283,309)	(79,762)	$1,525,762	28,127

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,122,516,000 and $6,085,740,000, respectively, during the year ended October 31, 2016.

30	New World Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[4]	Ratio of net income (loss) to average net assets[2,4]
Class A:
Year ended 10/31/2016	$51.37	$.52	$2.08	$2.60	$(.30)	$—	$(.30)	$53.67	5.10%	$11,103	1.07%	1.07%	1.03%
Year ended 10/31/2015	59.28	.49	(5.28)	(4.79)	(.49)	(2.63)	(3.12)	51.37	(8.31)	11,532	1.04	1.04	.89
Year ended 10/31/2014	59.37	.76	.33	1.09	(.57)	(.61)	(1.18)	59.28	1.86	13,217	1.03	1.03	1.28
Year ended 10/31/2013	52.44	.66	6.98	7.64	(.71)	—	(.71)	59.37	14.71	13,221	1.06	1.06	1.20
Year ended 10/31/2012	49.61	.73	2.86	3.59	(.76)	—	(.76)	52.44	7.43	11,755	1.07	1.07	1.47
Class B:
Year ended 10/31/2016	50.55	.04	2.12	2.16	—	—	—	52.71	4.27	13	1.87	1.87	.09
Year ended 10/31/2015	58.30	.04	(5.16)	(5.12)	—	(2.63)	(2.63)	50.55	(8.99)	56	1.80	1.80	.07
Year ended 10/31/2014	58.31	.30	.32	.62	(.02)	(.61)	(.63)	58.30	1.07	121	1.79	1.79	.51
Year ended 10/31/2013	51.45	.23	6.87	7.10	(.24)	—	(.24)	58.31	13.85	192	1.83	1.83	.43
Year ended 10/31/2012	48.55	.33	2.84	3.17	(.27)	—	(.27)	51.45	6.61	237	1.84	1.84	.68
Class C:
Year ended 10/31/2016	49.48	.10	2.02	2.12	—	—	—	51.60	4.26	777	1.88	1.88	.21
Year ended 10/31/2015	57.18	.04	(5.09)	(5.05)	(.02)	(2.63)	(2.65)	49.48	(9.04)	862	1.84	1.84	.08
Year ended 10/31/2014	57.34	.27	.32	.59	(.14)	(.61)	(.75)	57.18	1.04	1,047	1.84	1.84	.47
Year ended 10/31/2013	50.67	.21	6.75	6.96	(.29)	—	(.29)	57.34	13.80	1,052	1.87	1.87	.39
Year ended 10/31/2012	47.91	.32	2.78	3.10	(.34)	—	(.34)	50.67	6.57	938	1.87	1.87	.66
Class F-1:
Year ended 10/31/2016	51.03	.50	2.10	2.60	(.32)	—	(.32)	53.31	5.14	1,172	1.03	1.03	1.00
Year ended 10/31/2015	58.83	.49	(5.24)	(4.75)	(.42)	(2.63)	(3.05)	51.03	(8.28)	1,594	1.02	1.02	.91
Year ended 10/31/2014	58.96	.79	.29	1.08	(.60)	(.61)	(1.21)	58.83	1.87	1,791	1.02	1.02	1.34
Year ended 10/31/2013	52.09	.67	6.93	7.60	(.73)	—	(.73)	58.96	14.75	2,802	1.03	1.03	1.21
Year ended 10/31/2012	49.28	.75	2.83	3.58	(.77)	—	(.77)	52.09	7.47	2,052	1.03	1.03	1.51
Class F-2:
Year ended 10/31/2016	51.39	.71	2.06	2.77	(.47)	—	(.47)	53.69	5.45	6,392	.76	.76	1.39
Year ended 10/31/2015	59.34	.64	(5.28)	(4.64)	(.68)	(2.63)	(3.31)	51.39	(8.05)	4,006	.76	.76	1.18
Year ended 10/31/2014	59.46	.90	.34	1.24	(.75)	(.61)	(1.36)	59.34	2.12	3,624	.75	.75	1.51
Year ended 10/31/2013	52.53	.85	6.97	7.82	(.89)	—	(.89)	59.46	15.06	1,673	.76	.76	1.52
Year ended 10/31/2012	49.71	.88	2.85	3.73	(.91)	—	(.91)	52.53	7.77	1,106	.77	.77	1.77
Class 529-A:
Year ended 10/31/2016	50.93	.49	2.07	2.56	(.27)	—	(.27)	53.22	5.05	709	1.13	1.13	.97
Year ended 10/31/2015	58.81	.44	(5.23)	(4.79)	(.46)	(2.63)	(3.09)	50.93	(8.38)	709	1.11	1.11	.82
Year ended 10/31/2014	58.92	.71	.33	1.04	(.54)	(.61)	(1.15)	58.81	1.79	793	1.10	1.10	1.21
Year ended 10/31/2013	52.06	.62	6.93	7.55	(.69)	—	(.69)	58.92	14.65	776	1.12	1.12	1.14
Year ended 10/31/2012	49.29	.70	2.83	3.53	(.76)	—	(.76)	52.06	7.36	664	1.13	1.13	1.42
Class 529-B:
Year ended 10/31/2016	50.00	.01	2.08	2.09	—	—	—	52.09	4.18	2	1.97	1.97	.03
Year ended 10/31/2015	57.75	(.01)	(5.11)	(5.12)	—	(2.63)	(2.63)	50.00	(9.11)	7	1.91	1.91	(.02)
Year ended 10/31/2014	57.81	.23	.32	.55	—	(.61)	(.61)	57.75	.97	14	1.91	1.91	.40
Year ended 10/31/2013	51.01	.18	6.80	6.98	(.18)	—	(.18)	57.81	13.72	21	1.93	1.93	.33
Year ended 10/31/2012	48.17	.28	2.82	3.10	(.26)	—	(.26)	51.01	6.50	26	1.94	1.94	.58

See page 33 for footnotes.

New World Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class 529-C:
Year ended 10/31/2016	$49.55	$.09	$2.00	$2.09	$—	$—	$—	$51.64	4.22%	$147		1.92%		1.92%		.18%
Year ended 10/31/2015	57.25	.01	(5.08)	(5.07)	—	(2.63)	(2.63)	49.55	(9.08)	151		1.90		1.90		.03
Year ended 10/31/2014	57.42	.24	.31	.55	(.11)	(.61)	(.72)	57.25	.96	175		1.90		1.90		.41
Year ended 10/31/2013	50.77	.18	6.76	6.94	(.29)	—	(.29)	57.42	13.74	174		1.92		1.92		.34
Year ended 10/31/2012	48.05	.29	2.79	3.08	(.36)	—	(.36)	50.77	6.51	150		1.94		1.94		.60
Class 529-E:
Year ended 10/31/2016	50.50	.38	2.05	2.43	(.15)	—	(.15)	52.78	4.84	33		1.34		1.34		.76
Year ended 10/31/2015	58.32	.32	(5.19)	(4.87)	(.32)	(2.63)	(2.95)	50.50	(8.57)	33		1.33		1.33		.60
Year ended 10/31/2014	58.45	.57	.32	.89	(.41)	(.61)	(1.02)	58.32	1.54	38		1.33		1.33		.97
Year ended 10/31/2013	51.65	.50	6.87	7.37	(.57)	—	(.57)	58.45	14.37	38		1.36		1.36		.91
Year ended 10/31/2012	48.87	.57	2.82	3.39	(.61)	—	(.61)	51.65	7.10	32		1.38		1.38		1.16
Class 529-F-1:
Year ended 10/31/2016	50.99	.59	2.07	2.66	(.37)	—	(.37)	53.28	5.28	44		.93		.93		1.17
Year ended 10/31/2015	58.89	.56	(5.25)	(4.69)	(.58)	(2.63)	(3.21)	50.99	(8.19)	44		.90		.90		1.03
Year ended 10/31/2014	59.00	.83	.32	1.15	(.65)	(.61)	(1.26)	58.89	1.99	49		.89		.89		1.41
Year ended 10/31/2013	52.13	.74	6.93	7.67	(.80)	—	(.80)	59.00	14.87	44		.92		.92		1.34
Year ended 10/31/2012	49.36	.80	2.83	3.63	(.86)	—	(.86)	52.13	7.59	34		.93		.93		1.62
Class R-1:
Year ended 10/31/2016	49.63	.13	2.02	2.15	—	—	—	51.78	4.33	29		1.83		1.83		.26
Year ended 10/31/2015	57.35	.06	(5.10)	(5.04)	(.05)	(2.63)	(2.68)	49.63	(9.02)	30		1.81		1.81		.12
Year ended 10/31/2014	57.51	.30	.31	.61	(.16)	(.61)	(.77)	57.35	1.07	37		1.79		1.79		.52
Year ended 10/31/2013	50.76	.24	6.78	7.02	(.27)	—	(.27)	57.51	13.89	36		1.79		1.79		.46
Year ended 10/31/2012	47.98	.34	2.79	3.13	(.35)	—	(.35)	50.76	6.61	33		1.83		1.83		.70
Class R-2:
Year ended 10/31/2016	49.63	.15	2.01	2.16	—	—	—	51.79	4.35	311		1.79		1.79		.31
Year ended 10/31/2015	57.33	.08	(5.10)	(5.02)	(.05)	(2.63)	(2.68)	49.63	(8.98)	313		1.78		1.78		.15
Year ended 10/31/2014	57.49	.29	.32	.61	(.16)	(.61)	(.77)	57.33	1.07	364		1.79		1.79		.51
Year ended 10/31/2013	50.80	.26	6.77	7.03	(.34)	—	(.34)	57.49	13.90	370		1.78		1.78		.48
Year ended 10/31/2012	48.04	.34	2.79	3.13	(.37)	—	(.37)	50.80	6.60	338		1.83		1.83		.71
Class R-2E:
Year ended 10/31/2016	51.02	.43	1.99	2.42	(.19)	—	(.19)	53.25	4.76	6		1.45		1.45		.84
Year ended 10/31/2015	59.26	.33	(5.27)	(4.94)	(.67)	(2.63)	(3.30)	51.02	(8.59)[5]	—	[6]	1.36	[5]	1.36	[5]	.60	[5]
Period from 8/29/2014 to 10/31/2014[7,8]	61.11	.01	(1.86)	(1.85)	—	—	—	59.26	(3.04)[5,9]	—	[6]	.22	[5,9]	.22	[5,9]	.01	[5,9]
Class R-3:
Year ended 10/31/2016	50.60	.39	2.05	2.44	(.17)	—	(.17)	52.87	4.84	513		1.34		1.34		.78
Year ended 10/31/2015	58.44	.33	(5.20)	(4.87)	(.34)	(2.63)	(2.97)	50.60	(8.57)	466		1.33		1.33		.61
Year ended 10/31/2014	58.58	.57	.32	.89	(.42)	(.61)	(1.03)	58.44	1.53	495		1.32		1.32		.97
Year ended 10/31/2013	51.76	.51	6.89	7.40	(.58)	—	(.58)	58.58	14.41	472		1.34		1.34		.92
Year ended 10/31/2012	48.97	.58	2.82	3.40	(.61)	—	(.61)	51.76	7.12	414		1.36		1.36		1.18

32	New World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class R-4:
Year ended 10/31/2016	$51.15	$.56	$2.07	$2.63	$(.33)	$—	$(.33)	$53.45	5.18%	$523		1.01%		1.01%		1.10%
Year ended 10/31/2015	59.06	.51	(5.26)	(4.75)	(.53)	(2.63)	(3.16)	51.15	(8.27)	456		1.00		1.00		.93
Year ended 10/31/2014	59.19	.78	.31	1.09	(.61)	(.61)	(1.22)	59.06	1.87	471		1.00		1.00		1.31
Year ended 10/31/2013	52.29	.69	6.96	7.65	(.75)	—	(.75)	59.19	14.79	369		1.01		1.01		1.26
Year ended 10/31/2012	49.46	.76	2.85	3.61	(.78)	—	(.78)	52.29	7.50	292		1.01		1.01		1.53
Class R-5E:
Period from 11/20/2015 to 10/31/2016[7,10]	51.81	.59	1.64	2.23	(.53)	—	(.53)	53.51	4.37 [9]	—	[6]	.90	[11]	.89	[11]	1.24	[11]
Class R-5:
Year ended 10/31/2016	51.61	.71	2.09	2.80	(.49)	—	(.49)	53.92	5.49	298		.71		.71		1.40
Year ended 10/31/2015	59.56	.68	(5.31)	(4.63)	(.69)	(2.63)	(3.32)	51.61	(8.00)	419		.70		.70		1.24
Year ended 10/31/2014	59.66	.98	.30	1.28	(.77)	(.61)	(1.38)	59.56	2.19	407		.69		.69		1.64
Year ended 10/31/2013	52.68	.87	7.01	7.88	(.90)	—	(.90)	59.66	15.14	477		.70		.70		1.56
Year ended 10/31/2012	49.85	.91	2.86	3.77	(.94)	—	(.94)	52.68	7.81	383		.72		.72		1.82
Class R-6:
Year ended 10/31/2016	51.52	.76	2.07	2.83	(.52)	—	(.52)	53.83	5.56	2,661		.65		.65		1.48
Year ended 10/31/2015	59.47	.70	(5.29)	(4.59)	(.73)	(2.63)	(3.36)	51.52	(7.94)	1,810		.65		.65		1.29
Year ended 10/31/2014	59.58	.98	.32	1.30	(.80)	(.61)	(1.41)	59.47	2.22	1,640		.65		.65		1.64
Year ended 10/31/2013	52.61	.89	7.01	7.90	(.93)	—	(.93)	59.58	15.19	1,043		.65		.65		1.60
Year ended 10/31/2012	49.80	.94	2.84	3.78	(.97)	—	(.97)	52.61	7.87	630		.66		.66		1.89

	Year ended October 31
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	30%	41%	32%	36%	25%

[1]	Based on average shares outstanding.
[2]	For the years ended October 31, 2016 and October 31, 2014, this column reflects the impact of corporate action events that resulted in one-time increases to net investment income. If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .14 percentage points, respectively, for the year ended October 31, 2016, and $.19 and .31 percentage points, respectively, for the year ended October 31, 2014. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Not annualized.
[10]	Class R-5E shares were offered beginning November 20, 2015.
[11]	Annualized.

See Notes to Financial Statements

New World Fund	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc. :

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

December 14, 2016

34	New World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2016, through October 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New World Fund	35

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	5/1/2016	10/31/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,057.35	$5.50	1.06%
Class A - assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class B - actual return	1,000.00	1,053.15	9.57	1.85
Class B - assumed 5% return	1,000.00	1,015.88	9.40	1.85
Class C - actual return	1,000.00	1,053.26	9.57	1.85
Class C - assumed 5% return	1,000.00	1,015.88	9.40	1.85
Class F-1 - actual return	1,000.00	1,057.51	5.29	1.02
Class F-1 - assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class F-2 - actual return	1,000.00	1,059.20	3.89	.75
Class F-2 - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-A - actual return	1,000.00	1,057.22	5.76	1.11
Class 529-A - assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class 529-B - actual return	1,000.00	1,052.95	9.94	1.92
Class 529-B - assumed 5% return	1,000.00	1,015.53	9.75	1.92
Class 529-C - actual return	1,000.00	1,053.04	9.78	1.89
Class 529-C - assumed 5% return	1,000.00	1,015.68	9.60	1.89
Class 529-E - actual return	1,000.00	1,056.02	6.79	1.31
Class 529-E - assumed 5% return	1,000.00	1,018.60	6.67	1.31
Class 529-F-1 - actual return	1,000.00	1,058.41	4.67	.90
Class 529-F-1 - assumed 5% return	1,000.00	1,020.67	4.58	.90
Class R-1 - actual return	1,000.00	1,053.52	9.42	1.82
Class R-1 - assumed 5% return	1,000.00	1,016.03	9.25	1.82
Class R-2 - actual return	1,000.00	1,053.72	9.01	1.74
Class R-2 - assumed 5% return	1,000.00	1,016.43	8.84	1.74
Class R-2E - actual return	1,000.00	1,055.31	7.62	1.47
Class R-2E - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class R-3 - actual return	1,000.00	1,056.13	6.84	1.32
Class R-3 - assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-4 - actual return	1,000.00	1,057.78	5.24	1.01
Class R-4 - assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class R-5E - actual return†	1,000.00	1,058.16	4.72	.91
Class R-5E - assumed 5% return†	1,000.00	1,020.62	4.63	.91
Class R-5 - actual return	1,000.00	1,059.31	3.63	.70
Class R-5 - assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-6 - actual return	1,000.00	1,059.64	3.32	.64
Class R-6 - assumed 5% return	1,000.00	1,021.98	3.26	.64

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 183 days.

36	New World Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2016:

Foreign taxes	$0.06 per share
Foreign source income	$0.95 per share
Qualified dividend income	100%
Corporate dividends received deduction	$39,419,000
U.S. government income that may be exempt from state taxation	$1,325,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

New World Fund	37

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38	New World Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Elisabeth Allison, 1946	1999	Trustee and Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 1952	2005	Director, EL & EL Investments (real estate)	16	Edison International; Sykes Enterprises; Transocean Ltd.
Nicholas Donatiello, Jr., 1960 Chairman of the Board (Independent and Non-Executive)	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William H. Kling, 1942	1999	President Emeritus and former CEO, American Public Media	10	None
Martin E. Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Delton AG: Deutsche Lufthansa AG
William I. Miller, 1956	1999	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2001	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; Vice Chair, World Economic Forum; Executive Director, United Nations World Food Program	3	None

Koichi Itoh, a trustee of the fund since 1999, retired on December 31, 2015. The trustees thank Mr. Itoh for his dedication and service to the fund.

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Robert W. Lovelace, 1962 Vice Chairman of the Board and President	1999	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Vice Chairman of the Board, The Capital Group Companies, Inc.;[7] Director, Capital Group Private Markets, Inc.[7]	2	None
Nicholas J. Grace, 1966 Senior Vice President	2008	Partner — Capital World Investors, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 40 for footnotes.

New World Fund	39

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mark E. Denning, 1957 Senior Vice President	1999	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[7] Partner — Capital Research Global Investors, Capital International, Inc.[7]
Wahid Butt, 1967 Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael J. Downer, 1955 Vice President	2003	Director, Senior Vice President and Secretary, Capital Research and Management Company;
Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;
		Chairman of the Board, Capital Bank and Trust Company[7]
Bradford F. Freer, 1969 Vice President	2006	Partner — Capital World Investors, Capital Research and Management Company
Winnie Kwan, 1972 Vice President	2010	Director, The Capital Group Companies, Inc.;[7] Partner — Capital Research Global Investors, Capital International, Inc.[7]
Christopher Thomsen, 1970 Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Wahid Butt and Winnie Kwan, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

40	New World Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2016, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:

a) Audit Fees:

2015 $111,000

2016 $126,000

b) Audit-Related Fees:

2015 $9,000

2016 $7,000

c) Tax Fees:

2015 $40,000

2016 $44,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:

2015 $29,000

2016 $29,000

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:

Not Applicable

b) Audit-Related Fees:

2015 $1,143,000

2016 $1,138,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

2015 None

2016 None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2015 $5,000

2016 $3,000

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,502,000 for fiscal year 2015 and $1,273,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio
October 31, 2016
Common stocks 84.49% Information technology 15.48%	Shares	Value (000)
Tencent Holdings Ltd.	15,659,557	$415,539
Taiwan Semiconductor Manufacturing Co., Ltd.	54,028,000	322,721
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	43,540
Alibaba Group Holding Ltd. (ADR)[1]	3,269,500	332,476
Alphabet Inc., Class C1	290,283	227,739
Alphabet Inc., Class A1	123,950	100,387
Murata Manufacturing Co., Ltd.	2,281,300	319,125
Broadcom Ltd.	1,261,096	214,739
Facebook, Inc., Class A1	1,236,000	161,904
Baidu, Inc., Class A (ADR)[1]	894,060	158,123
MasterCard Inc., Class A	1,443,000	154,430
Keyence Corp.	208,300	153,062
Samsung Electronics Co., Ltd.	103,490	148,237
Visa Inc., Class A	1,535,000	126,653
Tech Mahindra Ltd.	17,052,307	112,267
Infineon Technologies AG	6,110,845	109,712
AAC Technologies Holdings Inc.	10,477,500	99,972
ASML Holding NV	564,757	59,826
Syntel, Inc.	2,336,000	46,954
ASM Pacific Technology Ltd.	4,735,600	45,704
Oracle Corp.	1,102,600	42,362
EPAM Systems, Inc.[1]	617,448	39,745
Topcon Corp.	2,649,000	39,683
LG Display Co., Ltd.	1,480,000	35,311
Accenture PLC, Class A	290,000	33,710
Skyworks Solutions, Inc.	438,000	33,700
Samsung SDI Co., Ltd.	390,388	32,173
Trimble Navigation Ltd.[1]	1,017,000	28,110
Yandex NV, Class A1	1,324,000	26,070
Hexagon AB, Class B	650,000	22,755
Intel Corp.	645,000	22,491
Largan Precision Co., Ltd.	174,773	20,685
Western Union Co.	1,020,000	20,471
Lumentum Holdings Inc.[1]	529,000	17,774
TDK Corp.	241,000	16,684
Halma PLC	1,275,000	16,355
QIWI PLC, Class B (ADR)	1,200,687	15,453
Rocket Internet SE, non-registered shares[1]	311,128	6,790
Apple Inc.	48,250	5,478
		3,828,910
Consumer discretionary 12.52%
Naspers Ltd., Class N	2,466,181	413,336
Domino’s Pizza, Inc.	1,281,000	216,796
Ctrip.com International, Ltd. (ADR)[1]	4,543,300	200,587
Ryohin Keikaku Co., Ltd.	680,500	145,613
Kroton Educacional SA, ordinary nominative	28,171,200	140,326
New World Fund — Page 1 of 14

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Hyundai Motor Co.	933,499	$114,214
Mahindra & Mahindra Ltd.	5,012,500	98,844
Matahari Department Store Tbk PT	71,163,400	98,308
Kering SA	442,863	98,227
Priceline Group Inc.[1]	65,700	96,857
Jumbo SA	5,843,000	83,063
Galaxy Entertainment Group Ltd.	18,572,000	76,270
Mr Price Group Ltd.	5,922,121	67,515
Zhongsheng Group Holdings Ltd.	65,358,500	65,817
L’Occitane International SA	30,440,250	62,878
Hyundai Mobis Co., Ltd.	244,555	58,561
Toyota Motor Corp.	974,400	56,483
Chow Sang Sang Holdings International Ltd.	31,831,300	56,229
Hermès International	132,000	53,484
Estácio Participações SA, ordinary nominative	8,975,000	52,045
NIKE, Inc., Class B	1,002,200	50,290
Lojas Renner SA, ordinary nominative	5,853,000	49,508
Altice NV, Class A1	1,844,358	34,014
Altice NV, Class B1	712,002	13,252
Industria de Diseño Textil, SA	1,325,000	46,319
Renault SA	512,000	44,464
Steinhoff International Holdings NV	7,618,225	41,126
Steinhoff International Holdings NV	529,000	2,811
Wynn Macau, Ltd.	25,828,600	39,631
Techtronic Industries Co. Ltd.	10,493,000	39,507
Sands China Ltd.	8,760,000	38,121
Melco Crown Entertainment Ltd. (ADR)	2,152,000	36,025
Li & Fung Ltd.	67,400,000	33,198
Gree Electric Appliances, Inc. of Zhuhai., Class A2	9,909,932	32,785
Midea Group Co., Ltd., Class A	8,056,273	32,305
Great Wall Motor Co. Ltd., Class H	31,683,500	30,926
Samsonite International SA	9,566,200	30,097
PT Surya Citra Media Tbk	146,400,000	29,733
Cosmo Lady (China) Holdings Co. Ltd.	71,310,000	29,147
Suzuki Motor Corp.	712,000	25,324
Intercontinental Hotels Group PLC	595,895	23,158
Wynn Resorts, Ltd.	240,000	22,692
The Swatch Group AG	300,000	17,296
The Swatch Group AG, non-registered shares	5,500	1,654
Motherson Sumi Systems Ltd.	3,768,000	18,717
Inchcape PLC	2,341,650	18,645
Marriott International, Inc., Class A	258,000	17,725
Twenty-First Century Fox, Inc., Class A	670,000	17,601
Global Brands Group Holding Ltd.[1]	139,392,000	15,816
HUGO BOSS AG	140,028	8,794
Golden Eagle Retail Group Ltd.	318,000	442
		3,096,576
Financials 12.47%
HDFC Bank Ltd.[2]	16,754,629	372,742
HDFC Bank Ltd. (ADR)	825,000	58,394
AIA Group Ltd.	58,474,600	369,069
Kotak Mahindra Bank Ltd.	19,793,219	242,916
ICICI Bank Ltd.	49,457,822	205,165
ICICI Bank Ltd. (ADR)	4,501,800	37,320
New World Fund — Page 2 of 14

Common stocks Financials (continued)	Shares	Value (000)
Prudential PLC	10,499,752	$171,506
UniCredit SpA	64,001,782	158,783
Capitec Bank Holdings Ltd.	2,718,978	138,129
Itaú Unibanco Holding SA, preferred nominative	10,799,396	129,918
Bank of the Philippine Islands	46,231,443	96,525
Sberbank of Russia	9,527,500	90,462
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	14,914,500	87,842
Haci Ömer Sabanci Holding AS	28,835,000	87,132
Housing Development Finance Corp. Ltd.	4,000,250	82,507
Banco Bradesco SA, preferred nominative	7,764,293	81,340
Siam Commercial Bank PCL	19,237,325	78,879
Türkiye Garanti Bankasi AS	25,050,582	68,086
Indiabulls Housing Finance Ltd.	4,407,910	55,928
Shriram Transport Finance Co. Ltd.	3,175,410	51,608
KASIKORNBANK PCL	9,311,000	45,760
Citigroup Inc.	900,000	44,235
Metropolitan Bank & Trust Co.	21,310,000	35,779
Bank Rakyat Indonesia (Persero) Tbk PT	35,550,000	33,240
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	3,080,000	27,874
Eurobank Ergasias SA1	46,524,169	27,374
Investment AB Kinnevik, Class B	1,076,500	27,222
Chubb Ltd.	210,000	26,670
China Pacific Insurance (Group) Co., Ltd., Class H	7,260,000	26,258
Akbank TAS	9,300,000	24,856
Société Générale	633,900	24,745
Moody’s Corp.	237,100	23,833
Standard Chartered PLC[1]	1,131,714	9,861
Standard Chartered PLC (HKD denominated)[1]	1,131,714	9,646
Bangkok Bank PCL, non-voting depository receipt	3,665,000	16,703
EXOR SpA	375,000	15,935
		3,084,242
Consumer staples 9.06%
Pernod Ricard SA	1,503,700	178,852
Nestlé SA	2,304,417	167,088
Hypermarcas SA, ordinary nominative	16,867,900	141,411
JBS SA, ordinary nominative	40,681,000	123,751
Raia Drogasil SA, ordinary nominative	5,492,500	121,929
British American Tobacco PLC	2,035,000	116,858
Coca-Cola Co.	2,723,000	115,455
Thai Beverage PCL	159,648,400	110,735
Lenta Ltd. (GDR)[1]	11,636,800	84,483
Lenta Ltd. (GDR)[1,3]	2,803,900	20,356
Godrej Consumer Products Ltd.	2,985,000	71,666
Henkel AG & Co. KGaA, non-voting preferred	470,000	60,314
Lion Corp.	3,538,000	57,994
GRUMA, SAB de CV, Series B	4,135,000	57,373
Associated British Foods PLC	1,704,600	51,368
Kao Corp.	968,000	49,891
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	17,090,612	45,410
PepsiCo, Inc.	410,000	43,952
ITC Ltd.	12,047,005	43,589
Uni-Charm Corp.	1,721,500	41,014
Emperador Inc.	267,120,000	39,994
Procter & Gamble Co.	435,987	37,844
New World Fund — Page 3 of 14

Common stocks Consumer staples (continued)	Shares	Value (000)
Magnit PJSC (GDR)	891,300	$35,376
AMOREPACIFIC Corp.	111,600	35,014
Ajinomoto Co., Inc.	1,517,000	33,799
Shoprite Holdings Ltd.	2,164,259	31,941
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	31,657
China Mengniu Dairy Co.	16,231,094	30,765
Grupo Nutresa SA	3,341,557	27,984
Unilever NV, depository receipts	650,000	27,243
Herbalife Ltd.[1]	439,000	26,639
Nestlé India Ltd.	252,989	26,290
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	25,878
CP ALL PCL	13,596,000	23,600
Coty Inc., Class A	1,000,604	23,004
Coca-Cola Icecek AS, Class C	1,763,800	19,951
Ambev SA	3,250,000	19,172
Reckitt Benckiser Group PLC	177,000	15,843
Coca-Cola HBC AG (CDI)	690,000	14,915
Shanghai Jahwa United Co., Ltd., Class A	2,434,908	9,742
		2,240,140
Health care 8.02%
Novo Nordisk A/S, Class B	6,802,330	243,349
China Biologic Products, Inc.[1,4]	1,927,377	227,643
Grifols, SA, Class B, preferred non-voting, non-registered shares	8,537,966	123,155
Grifols, SA, Class B (ADR)	2,768,430	39,561
Hikma Pharmaceuticals PLC	7,488,828	160,777
Novartis AG	1,909,100	135,820
Novartis AG (ADR)	300,000	21,306
Alexion Pharmaceuticals, Inc.[1]	1,139,312	148,680
Teva Pharmaceutical Industries Ltd. (ADR)	3,099,500	132,473
CSL Ltd.	1,320,000	100,925
Thermo Fisher Scientific Inc.	679,500	99,907
Sysmex Corp.	787,000	54,708
BioMarin Pharmaceutical Inc.[1]	657,029	52,904
Essilor International	468,075	52,616
Merck & Co., Inc.	860,000	50,499
Genomma Lab Internacional, SAB de CV, Series B1	41,949,334	50,181
Waters Corp.[1]	330,000	45,916
AstraZeneca PLC	765,000	42,960
PerkinElmer, Inc.	689,500	35,089
Straumann Holding AG	66,000	24,778
GlaxoSmithKline PLC	1,170,000	23,178
Krka, dd, Novo mesto	356,257	22,878
Lupin Ltd.	1,005,119	22,849
Asahi Intecc Co., Ltd.	468,000	20,305
Illumina, Inc.[1]	144,500	19,672
Takeda Pharmaceutical Co. Ltd.	345,000	15,462
OTCPharm PJSC[1]	4,363,418	11,700
Life Healthcare Group Holdings Ltd.	1,373,514	3,667
		1,982,958
Materials 6.53%
ArcelorMittal[1]	35,365,930	238,295
Vale SA, Class A, preferred nominative (ADR)	13,309,500	85,713
Vale SA, Class A, preferred nominative	9,802,600	63,355
New World Fund — Page 4 of 14

Common stocks Materials (continued)	Shares	Value (000)
Grasim Industries Ltd.[2]	9,034,735	$131,555
HeidelbergCement AG	1,128,871	106,771
Chr. Hansen Holding A/S	1,755,700	105,148
LafargeHolcim Ltd.	1,524,790	81,436
International Flavors & Fragrances Inc.	566,000	74,021
Pidilite Industries Ltd.	5,948,000	64,604
Croda International PLC	1,442,482	61,761
Nitto Denko Corp.	868,000	60,637
Arkema SA	620,361	58,825
BHP Billiton PLC	3,178,000	48,020
Fortescue Metals Group Ltd.	11,140,000	46,608
BASF SE	475,300	41,897
Klabin SA, units	7,926,000	40,847
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	4,557,460	39,559
Akzo Nobel NV	584,000	37,747
Johnson Matthey PLC	888,611	37,089
Glencore PLC[1]	10,810,000	33,079
Koninklijke DSM NV	463,000	29,774
Wacker Chemie AG	332,952	29,656
First Quantum Minerals Ltd.	3,000,000	28,495
Praxair, Inc.	213,200	24,957
Celanese Corp., Series A	321,000	23,407
Rio Tinto PLC	346,000	12,025
Air Liquide SA, bonus shares[2]	90,000	9,157
Tianhe Chemicals Group Ltd.[1,2]	75,800,000	664
		1,615,102
Industrials 5.45%
International Container Terminal Services, Inc.[4]	107,622,000	172,915
Airbus Group SE, non-registered shares	2,168,373	128,895
ASSA ABLOY AB, Class B	5,514,987	100,321
Eicher Motors Ltd.	244,500	87,924
Jardine Matheson Holdings Ltd.	1,435,400	87,430
Cummins Inc.	616,900	78,852
Shanghai Industrial Holdings Ltd.	20,253,000	62,021
Boeing Co.	402,000	57,257
Safran SA	767,500	52,767
Alliance Global Group, Inc.	167,000,000	49,180
Abertis Infraestructuras, SA, Class A	3,301,527	49,018
Havells India Ltd.	7,940,000	48,506
Edenred SA	2,002,000	46,382
Intertek Group PLC	1,000,000	41,836
Andritz AG	791,501	41,402
Grupo Aeroportuario del Sureste, SA de CV, Series B	2,438,900	38,792
Industries Qatar QSC	1,257,816	35,232
SMC Corp.	110,000	31,982
Experian PLC	1,520,000	29,265
DP World Ltd.	1,320,000	23,694
Grupo Aeroportuario del Pacífico SAB de CV	1,966,200	19,005
LT Group, Inc.	46,400,000	13,837
Caterpillar Inc.	148,600	12,402
Rolls-Royce Holdings PLC[1]	1,357,000	12,067
Rolls-Royce Holdings PLC, Class C, preference shares[1,2]	62,422,000	76
JG Summit Holdings, Inc.	7,500,000	11,771
SEEK Ltd.	912,261	10,160
New World Fund — Page 5 of 14

Common stocks Industrials (continued)	Shares	Value (000)
CIMC Enric Holdings Ltd.	10,520,000	$4,408
PT Bakrie & Brothers Tbk[1,2]	1,332,820,100	1,839
		1,349,236
Energy 4.63%
Reliance Industries Ltd.	15,465,606	243,424
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	9,936,476	115,959
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[1]	5,060,000	55,963
Noble Energy, Inc.	3,228,000	111,269
InterOil Corp.[1]	2,000,880	99,284
Kosmos Energy Ltd.[1]	18,860,000	98,261
Royal Dutch Shell PLC, Class B	1,523,765	39,446
Royal Dutch Shell PLC, Class A (GBP denominated)	1,160,576	28,958
Indus Gas Ltd.[1,4]	10,429,272	54,253
Galp Energia, SGPS, SA, Class B	3,409,953	46,229
CNOOC Ltd.	36,065,000	45,898
Ophir Energy PLC[1,4]	45,823,577	38,841
Technip SA	541,171	35,894
Oil Search Ltd.	5,310,000	26,902
Gulf Keystone Petroleum Ltd.[1,4]	1,442,326,379	22,244
Gulf Keystone Petroleum Ltd.[1,3,4]	14,287,125	220
Halliburton Co.	458,000	21,068
Schlumberger Ltd.	255,000	19,949
TOTAL SA	388,824	18,661
YPF Sociedad Anónima, Class D (ADR)	674,000	11,970
Tullow Oil PLC[1]	2,020,000	6,545
Weatherford International PLC[1]	525,000	2,531
African Petroleum Corp. Ltd.[1]	4,660,281	1,466
		1,145,235
Utilities 2.89%
China Resources Gas Group Ltd.	52,519,800	164,896
Power Grid Corp. of India Ltd.	58,804,350	154,128
ENN Energy Holdings Ltd.	30,150,000	141,895
China Gas Holdings Ltd.	72,678,000	110,766
Infraestructura Energética Nova, SAB de CV	16,917,000	74,896
Cheung Kong Infrastructure Holdings Ltd.	6,998,000	57,343
Energy World Corp. Ltd.[1]	65,129,000	10,900
		714,824
Telecommunication services 2.50%
SoftBank Group Corp.	2,440,965	153,669
MTN Group Ltd.	17,356,531	149,794
China Mobile Ltd.	6,226,500	71,333
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	147,800,000	47,802
Reliance Communications Ltd.[1]	55,241,156	38,586
Idea Cellular Ltd.	25,711,512	29,566
América Móvil, SAB de CV, Series L (ADR)	1,795,000	23,586
Singapore Telecommunications Ltd.	8,141,000	22,704
Bharti Airtel Ltd.	4,350,000	20,758
Bharti Infratel Ltd.	3,905,000	20,318
Vodafone Group PLC (ADR)	640,000	17,817
New World Fund — Page 6 of 14

Common stocks Telecommunication services (continued)	Shares	Value (000)
Intouch Holdings PCL	9,004,300	$13,636
Globe Telecom, Inc.	255,000	9,374
		618,943
Real estate 0.99%
Ayala Land, Inc.	117,443,200	87,920
Ayala Land, Inc., preference shares[1,2]	30,910,900	58
American Tower Corp.	498,900	58,466
Cheung Kong Property Holdings Ltd.	6,813,500	50,472
Fibra Uno Administración, SA de CV	18,874,060	36,018
China Overseas Land & Investment Ltd.	3,730,000	11,519
		244,453
Miscellaneous 3.95%
Other common stocks in initial period of acquisition		975,824
Total common stocks (cost: $17,297,873,000)		20,896,443
Rights & warrants 0.49% Consumer staples 0.37%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[2,3]	17,300,000	79,974
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2018[2,3]	2,743,700	10,978
		90,952
Health care 0.09%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2019[2,3]	4,488,000	22,418
Consumer discretionary 0.03%
Gree Electric Appliances, Inc. of Zhuhai., Class A, warrants, expire 2018[2,3]	2,546,000	8,423
Energy 0.00%
African Petroleum Corp. Ltd., warrants, expire 2017[1,2]	1,086,900	—
Total rights & warrants (cost: $137,036,000)		121,793
Convertible bonds 0.12% Financials 0.10%	Principal amount (000)
Banco Bilbao Vizcaya Argentaria, SA, convertible notes, 7.00% (undated)	€22,600	24,061
Miscellaneous 0.02%
Other convertible bonds in initial period of acquisition		5,367
Total convertible bonds (cost: $27,308,000)		29,428
Bonds, notes & other debt instruments 6.60% Bonds & notes of governments & government agencies outside the U.S. 5.15%
Argentina (Central Bank of) 0% 2016	ARS33,185	2,106
Argentine Republic 7.00% 2017	$2,160	2,203
Argentine Republic 8.75% 2017	3,750	3,896
New World Fund — Page 7 of 14

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Argentine Republic 21.20% 2018	ARS17,475	$1,190
Argentine Republic 22.75% 2018	75,920	5,157
Argentine Republic 6.875% 2021[3]	$6,575	7,131
Argentine Republic 18.20% 2021	ARS76,800	5,351
Argentine Republic 7.50% 2026[3]	$38,225	41,856
Argentine Republic 15.50% 2026	ARS52,900	3,528
Argentine Republic 8.28% 2033[5,6]	$21,409	24,117
Argentine Republic 0% 2035	55,100	5,882
Argentine Republic 7.125% 2036[3]	10,850	11,213
Argentine Republic 7.625% 2046[3]	25,745	28,178
Brazil (Federative Republic of) 10.00% 2017	BRL15,000	4,677
Brazil (Federative Republic of) 0% 2018	45,000	11,729
Brazil (Federative Republic of) 0% 2019	27,000	6,700
Brazil (Federative Republic of) 4.25% 2025	$15,305	15,171
Brazil (Federative Republic of) 10.00% 2025	BRL91,000	26,637
Brazil (Federative Republic of) 10.00% 2027	42,000	12,121
Brazil (Federative Republic of) 5.625% 2047	$14,470	13,891
Buenos Aires (City of) 8.95% 2021[5]	13,290	15,051
Buenos Aires (City of) 8.95% 2021[3,5]	3,000	3,397
Buenos Aires (Province of) 9.95% 2021[5]	200	228
Buenos Aires (Province of) 10.875% 2021[5]	500	577
Chile (Republic of) 3.125% 2025	6,025	6,296
Chile (Republic of) 3.125% 2026	4,975	5,216
Colombia (Republic of) 4.375% 2021	4,000	4,270
Colombia (Republic of) 4.50% 2026	13,020	13,954
Colombia (Republic of) 9.85% 2027	COP5,915,000	2,383
Colombia (Republic of) 7.375% 2037	$3,250	4,176
Colombia (Republic of), Series B, 10.00% 2024	COP17,439,800	6,831
Colombia (Republic of), Series B, 6.00% 2028	16,859,600	5,019
Croatia (Republic of) 6.625% 2020	$8,000	8,889
Croatia (Republic of) 5.50% 2023[3]	5,415	5,919
Dominican Republic 9.04% 2018[5]	508	530
Dominican Republic 7.50% 2021[5]	11,450	12,625
Dominican Republic 5.50% 2025[3]	12,700	12,986
Dominican Republic 8.625% 2027[3,5]	4,950	5,853
Dominican Republic 7.45% 2044[3]	18,050	20,081
Dominican Republic 7.45% 2044	5,700	6,341
Dominican Republic 6.85% 2045[3]	2,000	2,085
Egypt (Arab Republic of) 5.75% 2020[3]	2,000	2,050
Egypt (Arab Republic of) 5.875% 2025[3]	3,500	3,254
Ghana (Republic of) 7.875% 2023	27,855	26,772
Greece (Hellenic Republic of) 3.375% 2017	€2,395	2,598
Greece (Hellenic Republic of) 3.00% 2023[7]	955	790
Greece (Hellenic Republic of) 3.00% 2024[7]	955	770
Greece (Hellenic Republic of) 3.00% 2025[7]	955	754
Greece (Hellenic Republic of) 3.00% 2026[7]	955	744
Greece (Hellenic Republic of) 3.00% 2027[7]	955	724
Greece (Hellenic Republic of) 3.00% 2028[7]	955	705
Greece (Hellenic Republic of) 3.00% 2029[7]	955	686
Greece (Hellenic Republic of) 3.00% 2030[7]	955	670
Greece (Hellenic Republic of) 3.00% 2031[7]	955	656
Greece (Hellenic Republic of) 3.00% 2032[7]	955	645
Greece (Hellenic Republic of) 3.00% 2033[7]	955	636
Greece (Hellenic Republic of) 3.00% 2034[7]	955	625
Greece (Hellenic Republic of) 3.00% 2035[7]	955	620
New World Fund — Page 8 of 14

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Greece (Hellenic Republic of) 3.00% 2036[7]	€955	$615
Greece (Hellenic Republic of) 3.00% 2037[7]	955	613
Greece (Hellenic Republic of) 3.00% 2038[7]	955	607
Greece (Hellenic Republic of) 3.00% 2039[7]	955	606
Greece (Hellenic Republic of) 3.00% 2040[7]	955	606
Greece (Hellenic Republic of) 3.00% 2041[7]	955	606
Greece (Hellenic Republic of) 3.00% 2042[7]	955	606
Hungary 4.00% 2019	$15,860	16,609
Hungary 5.375% 2023	3,100	3,526
Hungary 7.625% 2041	1,350	2,062
Hungary, Series B, 5.50% 2025	HUF2,320,000	9,947
India (Republic of) 8.83% 2023	INR1,034,600	17,096
India (Republic of) 8.40% 2024	479,300	7,770
India (Republic of) 8.60% 2028	2,953,300	49,260
India (Republic of) 9.20% 2030	533,400	9,376
Indonesia (Republic of) 4.875% 2021	$19,165	20,879
Indonesia (Republic of) 3.75% 2022	7,235	7,531
Indonesia (Republic of) 4.35% 2024[3]	7,000	7,385
Indonesia (Republic of) 5.875% 2024[3]	6,500	7,557
Indonesia (Republic of) 4.75% 2026[3]	9,900	10,811
Indonesia (Republic of) 5.25% 2042	2,950	3,256
Jordan (Hashemite Kingdom of) 6.125% 2026[3]	5,130	5,385
Jordan (Hashemite Kingdom of) 5.75% 2027[3]	5,975	5,953
Kazakhstan (Republic of) 5.125% 2025[3]	3,850	4,278
Kazakhstan (Republic of) 6.50% 2045[3]	7,865	9,435
Kenya (Rebulic of) 5.875% 2019[3]	2,605	2,706
Kenya (Republic of) 6.875% 2024	15,875	15,895
Kenya (Republic of) 6.875% 2024[3]	8,560	8,571
Morocco (Kingdom of) 4.25% 2022	10,425	11,112
Morocco (Kingdom of) 4.25% 2022[3]	2,200	2,345
Morocco (Kingdom of) 5.50% 2042	19,250	21,849
Nigeria (Federal Republic of) 5.125% 2018[3]	2,215	2,234
Nigeria (Federal Republic of) 6.75% 2021[3]	875	875
Nigeria (Federal Republic of) 6.375% 2023	5,625	5,455
Nigeria (Federal Republic of) 6.375% 2023[3]	1,095	1,062
Pakistan (Islamic Republic of) 7.25% 2019[3]	10,400	11,042
Pakistan (Islamic Republic of) 7.25% 2019	3,000	3,185
Pakistan (Islamic Republic of) 5.50% 2021[3]	23,830	24,338
Pakistan (Islamic Republic of) 8.25% 2024[3]	6,500	7,321
Pakistan (Islamic Republic of) 8.25% 2024	3,310	3,728
Pakistan (Islamic Republic of) 8.25% 2025[3]	11,922	13,592
Pakistan (Islamic Republic of) 8.25% 2025	3,100	3,534
Paraguay (Republic of) 5.00% 2026[3]	4,475	4,766
Peru (Republic of) 2.75% 2026	€8,255	10,035
Peru (Republic of) 4.125% 2027	$8,555	9,549
Peru (Republic of) 6.55% 2037[5]	2,517	3,461
Peru (Republic of) 5.625% 2050	1,240	1,572
Philippines (Republic of the) 6.25% 2036	PHP330,000	7,928
Poland (Republic of), Series 0922, 5.75% 2022	PLN53,500	15,865
Poland (Republic of), Series 1023, 4.00% 2023	24,000	6,536
Russian Federation 7.50% 2021	RUB1,200,000	18,160
Russian Federation 7.60% 2021	444,000	6,749
Russian Federation 7.00% 2023	469,000	6,889
Russian Federation 8.15% 2027	6,400,000	99,601
Saudi Arabia (Kingdom of) 2.375% 2021[3]	$1,700	1,696
New World Fund — Page 9 of 14

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Saudi Arabia (Kingdom of) 3.25% 2026[3]	$3,925	$3,874
Saudi Arabia (Kingdom of) 4.50% 2046[3]	2,950	2,905
Slovenia (Republic of) 4.75% 2018[3]	10,000	10,466
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR198,500	16,319
South Africa (Republic of), Series R-214, 6.50% 2041	163,250	8,798
Turkey (Republic of) 5.625% 2021	$12,500	13,226
Turkey (Republic of) 2.00% 2024[8]	TRY10,683	3,287
Turkey (Republic of) 9.00% 2024	33,310	10,334
Turkey (Republic of) 8.00% 2025	37,000	10,762
Turkey (Republic of) 4.875% 2026	$38,180	38,158
Turkey (Republic of) 6.00% 2041	20,795	21,514
Turkey (Republic of) 4.875% 2043	3,100	2,763
United Mexican States 4.00% 2019[8]	MXN62,686	3,460
United Mexican States 2.50% 2020[8]	54,988	2,915
United Mexican States Government 10.925% 2022[8]	27,494	1,407
United Mexican States 4.00% 2023	$26,150	27,497
United Mexican States 3.60% 2025	24,700	25,194
United Mexican States 4.125% 2026	15,273	16,151
United Mexican States 4.00% 2040[8]	MXN29,693	1,724
United Mexican States 6.05% 2040	$778	928
United Mexican States 4.35% 2047	2,000	1,897
United Mexican States, Series M, 5.00% 2017	MXN25,900	1,370
United Mexican States, Series M20, 10.00% 2024	149,800	9,871
United Mexican States, Series M, 5.75% 2026	738,800	37,769
Venezuela (Bolivarian Republic of) 12.75% 2022[5]	$2,715	1,584
Venezuela (Bolivarian Republic of) 8.25% 2024	8,470	3,778
Venezuela (Bolivarian Republic of) 7.65% 2025	3,265	1,427
Venezuela (Bolivarian Republic of) 11.75% 2026	5,545	3,091
Venezuela (Bolivarian Republic of) 9.25% 2027	12,535	6,343
Venezuela (Bolivarian Republic of) 9.25% 2028	1,355	633
Venezuela (Bolivarian Republic of) 11.95% 2031[5]	7,985	4,432
Venezuela (Bolivarian Republic of) 9.375% 2034	1,240	582
Venezuela (Bolivarian Republic of) 7.00% 2038	1,785	756
Zambia (Republic of) 8.97% 2027[3,5]	26,795	26,382
		1,274,763
Corporate bonds & notes 1.33% Energy 0.79%
Ecopetrol SA 5.875% 2045	3,460	3,071
Gazprom OJSC 9.25% 2019	9,975	11,404
Gazprom OJSC 6.51% 2022[3]	5,410	5,941
Gazprom OJSC, Series 9, 6.51% 2022	17,200	18,888
Genel Energy Finance 3 Ltd. 7.50% 2019[3]	9,600	8,016
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,5]	300	99
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	4,800	4,855
Petrobras Global Finance Co. 8.375% 2021	16,400	18,168
Petrobras Global Finance Co. 4.375% 2023	3,015	2,736
Petrobras Global Finance Co. 6.25% 2024	885	875
Petrobras Global Finance Co. 8.75% 2026	12,600	14,225
Petrobras Global Finance Co. 6.85% 2115	12,840	11,010
Petróleos Mexicanos 6.375% 2021[3]	6,320	6,930
Petróleos Mexicanos 3.50% 2023	3,975	3,764
Petróleos Mexicanos 4.875% 2024	2,850	2,869
Petróleos Mexicanos 6.875% 2026[3]	11,490	12,873
Petróleos Mexicanos 7.47% 2026	MXN402,430	18,932
New World Fund — Page 10 of 14

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Petróleos Mexicanos 6.50% 2041	$4,400	$4,299
Petróleos Mexicanos 5.50% 2044	4,332	3,795
Petróleos Mexicanos 6.75% 2047[3]	12,311	12,218
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,5]	863	781
YPF SA 8.50% 2025[3]	8,385	9,161
YPF Sociedad Anónima 8.75% 2024[5]	10,000	11,035
Zhaikmunai LP 7.125% 2019[3]	11,000	10,230
		196,175
Financials 0.13%
BBVA Bancomer SA 6.50% 2021[3]	3,275	3,606
HSBK (Europe) BV 7.25% 2021[3]	11,150	12,122
SB Capital SA 5.40% 2017	5,950	6,028
SB Capital SA 5.25% 2023[3]	5,000	4,919
VEB Finance Ltd. 6.902% 2020	5,300	5,724
		32,399
Materials 0.10%
Vale Overseas Ltd. 6.25% 2026	11,455	12,314
Vale Overseas Ltd. 6.875% 2036	2,250	2,280
Vale Overseas Ltd. 6.875% 2039	9,725	9,659
Vale SA 5.625% 2042	250	219
		24,472
Utilities 0.08%
Comision Federal de Electricidad 6.125% 2045[3]	10,450	11,090
Eskom Holdings Ltd. 5.75% 2021[3]	7,900	7,967
		19,057
Consumer discretionary 0.06%
Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,354
Myriad International Holdings 6.00% 2020	$12,175	13,430
		14,784
Telecommunication services 0.06%
Digicel Group Ltd. 8.25% 2020[3]	6,500	5,772
Digicel Group Ltd. 6.00% 2021[3]	6,285	5,655
Digicel Group Ltd. 7.125% 2022[3]	4,075	3,270
		14,697
Industrials 0.06%
Brunswick Rail Finance Ltd. 6.50% 2017	10,455	5,620
Brunswick Rail Finance Ltd. 6.50% 2017[3]	9,345	5,023
Lima Metro Line Finance Ltd. 5.875% 2034[3,5]	3,035	3,376
		14,019
Other mortgage-backed securities 0.03%
Export Credit Bank of Turkey 5.375% 2021[3]	7,255	7,392
Consumer staples 0.02%
Brasil Foods SA 4.75% 2024[3]	5,600	5,727
Total corporate bonds & notes		328,722
New World Fund — Page 11 of 14

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 0.12% U.S. Treasury 0.12%	Principal amount (000)	Value (000)
U.S. Treasury 0.875% 2017	$28,925	$28,978
Total U.S. Treasury bonds & notes		28,978
Total bonds, notes & other debt instruments (cost: $1,565,518,000)		1,632,463
Short-term securities 8.41%
American Honda Finance Corp. 0.60% due 11/10/2016	50,000	49,995
ANZ New Zealand (International) Ltd. 1.11% due 2/15/2017[3]	50,000	49,860
Bank of Nova Scotia 0.98%–1.21% due 12/19/2016–2/23/2017[3]	33,945	33,896
BNP Paribas, New York Branch 0.42% due 11/1/2016	77,500	77,499
Canadian Imperial Bank of Commerce 1.21% due 2/16/2017	30,000	30,048
Ciesco LLC 0.81% due 11/14/2016[3]	25,000	24,995
CPPIB Capital Inc. 0.46% due 11/16/2016[3]	98,400	98,382
Federal Home Loan Bank 0.30%–0.52% due 11/16/2016–4/13/2017	135,200	135,029
Freddie Mac 0.49% due 1/18/2017	50,000	49,967
Gotham Funding Corp. 0.76% due 11/18/2016[3]	50,000	49,987
John Deere Canada ULC 0.50% due 11/15/2016[3]	43,200	43,193
Kells Funding, LLC 0.90%–1.04% due 11/17/2016–1/18/2017[3]	72,900	72,811
Liberty Street Funding Corp. 0.68%–1.24% due 11/7/2016–2/23/2017[3]	74,800	74,692
Mitsubishi UFJ Trust and Banking Corp. 0.67% due 11/7/2016[3]	46,800	46,796
Mizuho Bank, Ltd. 0.85%–1.20% due 11/2/2016–2/24/2017[3]	132,700	132,502
National Australia Bank 0.82% due 11/15/2016[3]	20,000	19,997
Nordea Bank AB 0.72% due 1/19/2017[3]	82,000	81,873
Old Line Funding, LLC 1.07% due 1/24/2017[3]	25,000	24,946
Société Générale 0.45% due 11/8/2016[3]	75,000	74,994
Sumitomo Mitsui Banking Corp. 0.60%–1.01% due 11/15/2016–1/24/2017[3]	169,700	169,579
Svenska Handelsbanken Inc. 0.85%–0.89% due 12/2/2016–12/8/2016[3]	70,000	69,966
Toronto-Dominion Holdings USA Inc. 0.92% due 12/20/2016[3]	50,000	49,963
Total Capital Canada Ltd. 0.49%–0.70% due 11/14/2016–1/9/2017[3]	97,200	97,137
Toyota Credit Canada Inc. 0.73% due 11/10/2016	25,000	24,998
Toyota Motor Credit Corp. 0.79% due 11/14/2016	50,000	49,994
U.S. Treasury Bills 0.30%–0.45% due 11/25/2016–2/23/2017	274,100	273,881
Victory Receivables Corp. 1.01%–1.02% due 12/14/2016–12/15/2016[3]	72,600	72,540
Wells Fargo Bank, N.A. 0.87% due 11/3/2016	50,000	50,002
Westpac Banking Corp. 0.90% due 12/19/2016[3]	50,000	49,960
Total short-term securities (cost: $2,078,969,000)		2,079,482
Total investment securities 100.11% (cost: $21,106,704,000)		24,759,609
Other assets less liabilities (0.11)%		(26,907)
Net assets 100.00%		$24,732,702
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
New World Fund — Page 12 of 14

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $371,698,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 10/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	11/15/2016	Citibank	$6,648	£4,945	$593
British pounds	12/7/2016	JPMorgan Chase	$6,534	£5,120	262
British pounds	12/16/2016	Citibank	$16,120	£13,135	25
Colombian pesos	11/15/2016	JPMorgan Chase	$3,617	COP10,684,250	73
Colombian pesos	11/21/2016	Bank of America, N.A.	$7,461	COP21,932,300	192
Euros	11/7/2016	Barclays Bank PLC	$28,282	€25,207	603
Euros	11/22/2016	HSBC Bank	$2,938	€2,625	54
Euros	11/23/2016	Barclays Bank PLC	$46,093	€41,886	71
Euros	11/23/2016	HSBC Bank	$9,713	€8,822	19
Euros	12/7/2016	JPMorgan Chase	$3,159	€2,900	(29)
Euros	12/7/2016	Citibank	$176,946	€162,440	(1,659)
Euros	12/19/2016	HSBC Bank	$5,620	€5,075	36
Euros	12/19/2016	HSBC Bank	$3,976	€3,591	25
Euros	1/6/2017	JPMorgan Chase	$92,510	€84,568	(627)
Indian rupees	11/7/2016	JPMorgan Chase	$38,028	INR2,539,350	49
Indian rupees	11/7/2016	Citibank	$4,935	INR329,550	6
Indian rupees	11/21/2016	JPMorgan Chase	$4,811	INR321,983	6
Japanese yen	12/13/2016	UBS AG	$4,069	¥420,000	57
Japanese yen	12/16/2016	Bank of America, N.A.	$6,359	¥660,000	53
Mexican pesos	11/7/2016	Citibank	$6,666	MXN128,564	(131)
Mexican pesos	11/30/2016	Citibank	$3,517	MXN66,000	38
Mexican pesos	12/7/2016	HSBC Bank	$9,316	MXN173,700	165
South African rand	11/10/2016	Bank of America, N.A.	$9,989	ZAR137,300	(174)
South African rand	1/6/2017	Barclays Bank PLC	$10,668	ZAR148,901	(222)
South African rand	1/6/2017	Barclays Bank PLC	$10,639	ZAR148,901	(252)
South African rand	1/6/2017	Barclays Bank PLC	$11,573	ZAR163,002	(349)
Turkish lira	11/7/2016	Citibank	$1,351	TRY4,150	12
Turkish lira	11/18/2016	Bank of America, N.A.	$5,533	TRY17,150	12
Turkish lira	1/6/2017	JPMorgan Chase	$3,669	TRY11,450	23
					$(1,069)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $670,668,000, which represented 2.71% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,941,588,000, which represented 7.85% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Step bond; coupon rate will increase at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.

New World Fund — Page 13 of 14

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
£ = British pounds
CDI = CREST Depository Interest
COP = Colombian pesos
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
HKD = Hong Kong dollars
HUF = Hungarian forints
INR = Indian rupees
¥ = Japanese yen
MXN = Mexican pesos
PHP = Philippine pesos
PLN = Polish zloty
RUB = Russian rubles
TRY = Turkish lira
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-036-1216O-S54107	New World Fund — Page 14 of 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary schedule of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 14, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 27, 2016

By __/s/ Brian C. Janssen________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 27, 2016